================================================================================


                             ----------------------



                                [Graphic Omitted]


                             ----------------------


                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND



                                  ANNUAL REPORT
                                ----------------
                                October 31, 2002


================================================================================

===============================================================================
                               [Graphic Omitted]
                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At October 31, 2002, the audited net asset value attributable to the 73,509,071 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $29.90 per share. This compares with an unaudited net asset value of $31.74 per share at July 31, 2002, and an audited net asset value of $33.70 per share at October 31, 2001, adjusted for a subsequent distribution. At December 16, 2002, the unaudited net asset value was $31.24 per share.

The 11.4% decline in per share value for fiscal 2002 was, I believe, the worst performance for any mutual fund that I have managed since I entered the mutual fund management business in 1984. It's small comfort that TAVF's performance was probably less worse than any comparable index or the vast majority of other mutual funds. After all, the Fund is supposed to be market neutral. For example, according to BARRON'S, the S&P 500 Index at November 1, 2002 was priced at 4.15 times book value, while the Third Avenue portfolio(1) at October 31, 2002 is estimated to have been priced at around 1 times book value. What kind of weight ought an investor give to past performance, especially one-year performance? In general, I think investors ought to consider two factors in deciding how attractive, or unattractive, a particular mutual fund investment is. Factor one is past performance. Factor two is the quality of the portfolio that exists currently.

I couldn't be more pleased with the present quality of the TAVF portfolio. I measure portfolio quality by looking at the probabilities that permanent impairments of the businesses in which the Fund has invested on a long-term basis will occur, or will not occur. Permanent impairments occur when a company dissipates a strong financial position without materially improving its long-term earnings power; when a company loses its competitive position; when an industry becomes obsolete; or when a management shows signs that it is incompetent, crooked, or both. Very few permanent impairments seem to exist for the TAVF portfolio. In the very few instances where permanent impairments seem to have occurred, they seem mostly attributable to management shortcomings.

QUARTERLY ACTIVITY

During the quarter, new positions were established in three high yield debt positions and in three common stocks positions; 11 common stock positions were increased during the quarter largely reflecting my belief that these issues were even more attractive than when first acquired because their prices were lower. In order to realize tax losses, TAVF's position in Nabors Common Stock was reduced, and three positions--ASML Common Stock, Trinity Common Stock and Vishay Common Stock--were eliminated.




(1) The weighted average of the top 41 holdings representing 62.5% of the Fund's assets.

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                                       1
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


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                               [Graphic Omitted]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$10,000,000                         AES Corp. Senior Notes
                                    8.75% due 2008
                                    ("AES Notes")

$5,390,000                          Aquila (Utilicorp United)
                                    7.00% due 2004
                                    ("Aquila Notes")

$19,500,000                         Century Cable Bank Debt
                                    ("Adelphia Bank Debt")

485,000 shares                      Allegheny Energy, Inc. Common Stock
                                    ("Allegheny Common")

250,000 shares                      CIT Group, Inc. Common Stock
                                    ("CIT Common")

400,000 shares                      TXU Corp. Common Stock
                                    ("TXU Common")

                                    INCREASES IN EXISTING POSITIONS

500,000 shares                      Applied Materials, Inc. Common Stock
                                    ("Applied Materials Common")

2,161,200 shares                    Aquila Inc. Common Stock
                                    ("Aquila Common")

620,200 shares                      AVX Corp. Common Stock
                                    ("AVX Common")

29,600 shares                       Brookline Bancorp, Inc. Common Stock
                                    ("Brookline Common")

267,356 shares                      Instinet Group, Inc. Common Stock
                                    ("Instinet Common")

2,875,000 shares                    Investor AB Class A Common Shares
                                    ("Investor AB Common")

500,000 shares                      KEMET Corp. Common Stock
                                    ("KEMET Common")

354,500 shares                      Quanta Services, Inc. Common Stock
                                    ("Quanta Common")

--------------------------------------------------------------------------------
                                       2
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


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                               [Graphic Omitted]

NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

501,000 shares                      Radian Group, Inc. Common Stock
                                    ("Radian Common")

150,118 shares                      RS Holding Class A Preferred Stock
                                    ("RS Equity")

182,600 shares                      Toyota Industries Corp. Common Stock
                                    ("Toyota Industries Common")

                                    REDUCTION IN EXISTING POSITIONS

385,000 shares                      Nabors Industries Ltd. Common Stock
                                    ("Nabors Common")

                                    POSITIONS ELIMINATED

2,975,283 shares                    ASML Holding NV Common Stock
                                    ("ASML Common")

1,100,000 shares                    Trinity Industries, Inc. Common Stock
                                    ("Trinity Common")

2,630,000 shares                    Vishay Intertechnology, Inc. Common Stock
                                    ("Vishay Common")

The AES Notes, the Aquila Notes and the Adelphia Bank Debt were acquired at Yields-To-Maturity averaging around 25%. All are likely to remain performing loans, except perhaps the AES Notes. Even though Adelphia Communications Corporation is in Chapter 11, monthly interest payments are being made on Adelphia Bank Debt pursuant to the "Adequate Protection" provisions of the Bankruptcy Code. The AES Notes could prove to be a problem if AES succeeds in issuing large amounts of secured debt at the holding company level. At some future time, TAVF might swap its AES Notes into AES Secured Notes, but meanwhile, the interest payments on the AES Notes seem fairly safe. If AES seeks Chapter 11 relief, interest payments would cease but our analysis indicates the AES Notes probably would fare reasonably well in a Chapter 11 Reorganization, probably receiving common stock in a reorganized AES.

The investments in Allegheny Common, TXU Common, Aquila Common and Quanta Common are a little aberrational for the Fund in terms of our "safe and cheap" investment philosophy. While these securities seem to be dirt cheap, they are far from as safe as the other common stocks in the Third Avenue portfolio. These four securities are all electric utility related, with three--Allegheny, Aquila and TXU--being regulated electric utilities, and one--Quanta--being a service company. Electric utilities need almost continuous access to capital markets and particularly need access at this time. If the companies cannot get new financing from credit and equity markets, it will have been proven that it was ill-advised for the Fund to have owned electric utility common stocks. Yet, if things go okay, these four securities could turn out in the next 3 or 5 years to be five-baggers, seven-baggers, or even ten-baggers. On balance, electric utility and electric utility related common stocks seem to be an interesting speculation for Third Avenue.

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                                       3
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                               [Graphic Omitted]

Over the years, the Fund has done very well buying into the common stocks of well-capitalized financial institutions at prices representing meaningful discounts from adjusted book values. CIT Common and Brookline Common qualify on this score. RS Equity, while priced near book, is a start-up financial institution with a venture capital flavor.

Many TAVF shareholders seem to be quite interested in the distress field in general, as well as what the Fund is doing in distress investing in particular. In this connection, the paper, "AN INTRODUCTION TO DISTRESS Investing", which I wrote a month or so ago, ought to be useful.

AN INTRODUCTION TO DISTRESS INVESTING
(Copyright 2002 by Martin J. Whitman)

Distress Investing is different from what most academic theorists and common stock investors are used to. Distress Investing involves being a special sort of creditor. In contrast, Modern Capital Theory, or MCT, the principal academic discipline, looks at investing from the point of view of either the outside passive minority investor in common stocks or the common stockholder consolidated with the company itself. Both approaches clearly are irrelevant for Distress Investing, though many MCT concepts are very helpful, e.g., an expanded view of the concept of Net Present Value, or NPV.

Most common stock investing involves trying to predict near-term market prices in most situations even where there are no reasonably determinate workouts. Weight to market is much more minimal in Distress Investing.

Most credit analysis revolves around trying to predict whether or not there will be a money default. Distress Investing assumes that there will be a money default. Distress Investing analysis bottoms on figuring out "what happens next", that is, after a money default occurs. In Distress Investing, Chapter 11 is not an ending. Rather, it is a beginning.

THE SEVEN DISTRESS INVESTING TOPICS DISCUSSED HEREAFTER ARE AS FOLLOWS:

                     I.   5 Basic Truths

                     II.  How to Analyze

                     III. Feasibility from a Corporate Point of View

                     IV.  Pricing Issues

                     V.   Weight to Market--Think Like An Arbitrageur

                     VI. Tax Disadvantages in Particular and Political Disadvantages in General

                     VII. Form of Consideration vs. Amount of Consideration

I.   5 BASIC TRUTHS

     1. Outside of a Court Proceeding, usually Chapter 11, no one can take away a creditor's right to a money payment for interest, principal or premium unless that individual creditor so consents. Ignorance of this basic rule seemed evident in the airline bailout in the Fall of 2001, which, among other things, was approved by

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                                       4
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

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                               [Graphic Omitted]

          a 96-to-1 vote in the U.S. Senate. Cash payments of $5 billion were made to the airlines, of which well over $2 billion was used in the subsequent 12 months to pay cash interest on already outstanding airline indebtedness. None of the funds dedicated to interest payments were used to enhance the efficiency or security of airline operations. Put otherwise, the bailout seemed to be a bailout of airline creditors in great part, rather than a bailout of the airlines.

     2. In the reorganization of any publicly traded issuer, whether that reorganization takes place out-of-court or in Chapter 11, the rules governing a Chapter 11 reorganization will influence heavily the actual reorganization that eventually takes place. These rules include the "rule of absolute priority" and the "period of exclusivity" during which the debtor is the only party who can propose a Plan of Reorganization.

     3. John Burr Williams, an eminent economist, wrote in 1938, "Investment value is the present worth of the future dividends in the case of a common stock, or of the future coupons or principal in the case of a bond." Williams had it wrong in terms of analyzing distressed situations. Here, investment value is the present worth of a future "cash bailout", whatever the source of that cash bailout.

          A security gives a holder either rights to cash payments by a company or ownership rights in that company, present or potential. For a security to have value, it has to have the promise of delivering a "Cash Bailout" to a holder. "Cash Bailouts" come from three disparate sources:

          a.   Payments  by  the  company,  whether  for  interest,   principal,
               premium, dividends or share repurchases.

          b. Potential sale to some sort of a market, not just an Outside Passive Minority Investor, or OPMI, market such as the New York Stock Exchange, but also other markets, such as takeover markets.

          c. Control, or elements of control, of the company. Common stocks without economic value can sometimes have a governance value.

     4. The Creditors of a Distressed Company are going to be ripped off by investment bankers, lawyers and managements, whether the reorganization or liquidation process takes place out-of-court, or in Chapter 11 or Chapter 7. Unlike common stock investing for control, when a company is distressed, the company is likely to pick up all the professional expenses for attorneys, investment bankers and appraisers incurred by dominant creditors whether the company is reorganized in Chapter 11 or out-of-court, or whether the company is liquidated under either Chapter 11 or Chapter 7.

     5. A creditor has only contractual rights, not residual rights. Residual rights belong to owners, e.g., a duty of directors for "fair dealing" in relationships with owners.

II.  HOW TO ANALYZE

     Distress Investing analysis, whether for reorganization or liquidation of assets, is almost the same as for Leveraged Buy-Outs ("LBO") or Management Buy-Outs ("MBO"). First, one needs to determine a value for the enterprise and its probable dynamics before looking at the cost of capital. To do this, forecast operating income, earnings

--------------------------------------------------------------------------------
                                       5
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

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                                [Graphic Omitted]

     before  interest  and  taxes  (EBIT),  earnings  before  interest,   taxes,
     depreciation and amortization (EBITDA), and the value of separable and saleable assets.

     Second, to the above, apply an appropriate capitalization. In a LBO or MBO analysis, leverage up the capitalization; in Distress Investing, leverage down the capitalization.

     Access to new capital for distressed companies tends to be much, much easier in Chapter 11 than out-of-court. Most distressed companies, but not all, need such access to new capital.

     There are eight analytic  differences  between  Distress  Investing and LBO
Investing:

     1. In Distress Investing, it may be harder to analyze the business, especially pre-Chapter 11.

          a. Frequently, there is no chance to undertake a due diligence investigation.

          b. Companies are generally weaker.

          c. There are fewer well-managed companies.

     2. In Distress Investing, it may be harder for the security holder and the company to borrow funds, with the exception that in Chapter 11, Debtor-in-Possession ("DIP") financing is very safe and very attractive for post-petition lenders.

     3. In Distress Investing, reorganization risks, separate and apart from business risks, are always an important consideration.

     4. In Distress Investing, adequately secured lenders may receive adequate protection payments during the pendency of a proceeding or the "indubitable equivalent" thereof.

     5. In Distress Investing, a creditor is much less likely to be wiped out if things do not go well than is the case for a LBO equity investor, especially a non-control investor.

     6. In Distress Investing, securities laws may be considerably less onerous than is the case for owners of voting securities, such as common stocks.

     7. In Distress Investing, it frequently is not necessary to pay up versus OPMI market prices in order to establish security positions that will allow the holder to have an influential voice in the reorganization. In LBOs and MBOs, premiums over OPMI market prices almost always have to be paid.

     8. In Distress Investing, it is much tougher to use the Internal Revenue Code advantageously than is the case for LBOs and MBOs.

III. FEASIBILITY

     Look at reorganization from the company's point of view. Try to reorganize so that the company will be sound enough so that it doesn't have to go through the reorganization process again.

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                                       6
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


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                               [Graphic Omitted]

     In a reorganization, new considerations will be issued to creditors, and if anything remains, to owners, in accordance with some semblance of the "rule of absolute priority", i.e., where senior creditors get paid in full, or almost in full, before junior creditors get anything. Insofar as the new consideration is issued in ownership interests rather than in cash or cash-pay securities, feasibility is enhanced, with one notable exception. The exception to the feasibility benefit from issuing equity rather than debt in a reorganization is that a reorganizing company ought to pay out cash or issue cash-pay instruments in a reorganization insofar as such issuances enhance future access to the capital markets or to the trade credit of the reorganized going concern. Most of the reorganizations where I have been influential tend to be all equity reorganizations after secured debt, if any, is reinstated. Examples include Nabors Industries, Danielson Holdings, Innovative Clinical Solutions and CareMatrix.

IV.  PRICING ISSUES

     The Debtor-in-Possession has the exclusive right to propose a Plan of Reorganization ("POR") for 120 days, plus an additional 60 days to solicit acceptances. Exclusivity has been routinely extended by bankruptcy courts.

     In promulgating a POR, the DIP will have certain creditors reinstated and others will participate in the reorganization. As a creditor, if you are to be reinstated, the basic calculation of return is yield-to-an-improved-credit-rating or Yield-to-Maturity (YTM). If you are to participate in a reorganization, the basic calculation of return is the dollar price you paid versus the workout value of your claim. CETERIS PARIBUS, look to reinstate low-coupon, long maturity securities.

     The timing of workouts can be hard to predict as evidenced by the current asbestos-related Chapter 11 cases. The importance of timing diminishes insofar as you are convinced that the workout will result in the principal amount of claim plus post petition interest.

V.   WEIGHT TO MARKET--THINK LIKE AN ARBITRAGEUR

     The Market for Distress Investing is less important than it is for common stock investing. It is hard to buy bottoms. Distress Investing tends to be a bad business to finance on margin. In Risk Arbitrage as well as most Distress Investing, there exist relatively determinate workouts in relatively determinate periods of time.

VI.  TAX DISADVANTAGES AND POLITICAL DISADVANTAGES

     The distressed creditor seems to be a constituency without any political clout, either Democratic or Republican. There has been a 20-year trend toward disadvantaging secondary creditors as evidenced by the creation of Cancellation of Indebtedness Income (COD) for issuers, which results in a reduction of tax attributes for the company, initially, but could in a few instances actually result in a tax payable; by the creation of Original Issue Discount (OID) for holders of publicly traded credits, which results in the holders having to recognize phantom taxable income; and the elimination of the Stock-for-Debt Exception for "hot and new creditors," which limits the ability of reorganized companies to utilize Net Operating Losses (NOLs).

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                                       7
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                               [Graphic Omitted]

VII. FORM OF CONSIDERATION VS. AMOUNT OF CONSIDERATION

     Successful reorganization is not the end of the game. It can be a beginning. If a company is well capitalized, well managed and in a promising industry, I prefer to take the consideration to which we are entitled in common stock--unlike trade and/or banks.

SHAREHOLDER DISTRIBUTION

On December 17, 2002, a distribution of approximately $0.43 per share is to be made to shareholders of record as of December 16, 2002. Of this amount, $0.04 represents net short-term capital gains, and $0.39 ordinary income. Stockholders, as always, have the option of receiving distributions in either cash or newly issued shares of TAVF Common Stock.

I will write you again when the report for the period to end January 31, 2003 is issued. Best wishes for a happy and prosperous New Year.

Sincerely yours,

/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board









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                                       8
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2002

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)    ISSUES                                                (NOTE 1)  NET ASSETS
--------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 3.42%

Government National   9,375,788    GNMA 2001-40 VA 6.00%, due 04/20/08                $ 10,100,389
Mortgage Association  2,064,775    GNMA 1999-28 PL 6.50%, due 12/20/22                   2,065,215
                      5,186,028    GNMA 1998-25 AB 6.00%, due 02/20/24                   5,263,136
                     15,000,000    GNMA 2001-63 QB 5.00%, due 04/16/25                  15,503,994
                      5,040,952    GNMA 2001-25 PA 5.50%, due 08/20/25                   5,074,493
                      7,920,973    GNMA 2001-13 DK 5.80%, due 07/20/27                   8,077,519
                     16,331,210    GNMA 2002-43 AB 6.00%, due 05/20/28                  16,818,026
                     11,916,948    GNMA 2002-29 GA 6.00%, due 01/20/29                  12,313,860
                                                                                      ------------
                                                                                        75,216,632    3.42%
                                                                                      ------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $74,038,697)                                   75,216,632
                                                                                      ------------
--------------------------------------------------------------------------------------------------------------
BANK DEBT - 1.34%
Cable                19,500,000    Century Cable Bank Debt (c) (e)                      13,650,000    0.62%
                                                                                      ------------
Insurance Services    6,641,989    Safelite Glass Term A Note (c)                        6,376,310
Companies             9,278,678    Safelite Glass Term B Note (c)                        8,907,531
                                                                                      ------------
                                                                                        15,283,841    0.70%
                                                                                      ------------
Oil Services            400,212    Cimarron Petroleum Corp. (c) (e)                        419,437    0.02%
                                                                                      ------------
                                   TOTAL BANK DEBT
                                   (Cost $27,537,793)                                   29,353,278
                                                                                      ------------
--------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 16.01%
Aerospace/Defense    28,307,000    Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a)*     424,605
                     45,384,000    Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a)*     680,760
                                                                                      ------------
                                                                                         1,105,365     0.05%
                                                                                      ------------
Building &
Construction         78,559,000    USG Corp. 9.25%, due 09/15/01 (a) *                  63,141,796
                     85,535,000    USG Corp. 8.50%, due 08/01/05 (a) *                  68,748,756
                                                                                      ------------
                                                                                       131,890,552     6.00%
                                                                                      ------------
Consumer Products    62,300,000    Home Products International, Inc. 9.625%,
                                      due 05/15/08                                      54,512,500     2.48%
                                                                                      ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
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                                       9
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                               [Graphic Omitted]
                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                     PRINCIPAL                                                            VALUE       % OF
                     AMOUNT ($)    ISSUES                                               (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Energy & Utilities   10,000,000    AES Corp. 8.75%, due 06/15/08                      $  4,350,000
Natural Gas           5,390,000    Aquila (Utilicorp United) 7.00%, due 07/15/04         4,373,629
                      3,650,000    Illinois Power, Inc. 6.00%, due 9/15/03               3,266,750
                                                                                      ------------
                                                                                        11,990,379     0.55%
                                                                                      ------------
Finance               6,000,000    CIT Group, Inc., 5.625%, due 10/15/03                 6,049,932
                      7,500,000    CIT Group, Inc., 5.625%, due 05/17/04 (b)             7,438,898
                     20,000,000    CIT Group, Inc., 7.125%, due 10/15/04                20,475,200
                        375,000    CIT Group, Inc., 6.625%, due 06/15/05                   378,785
                                                                                      ------------
                                                                                        34,342,815     1.56%
                                                                                      ------------
Hard Goods Retail    18,648,000    Hechinger Co. 6.95%, due 10/15/03 (a)*                  839,160
                     14,752,000    Hechinger Co. 9.45%, due 11/15/12 (a)*                  663,840
                                                                                      ------------
                                                                                        1,503,000      0.07%
                                                                                      ------------
Healthcare            1,046,232    Genesis Health Ventures Floating Rate 6.806%,
                                   due 04/02/07                                          1,041,001     0.05%
                                                                                      ------------
Hotels & Motels      88,635,000    Lodgian, Inc. 7.00%, due 06/30/10 (a) (c)*            5,318,100     0.24%
                                                                                      ------------
Medical Biotechnology 1,031,236    Comprehensive Neuroscience Senior Notes 5.75%,
                                   due 02/07/06 (c)                                         77,652     0.00%
                                                                                      ------------
Metals-Diversified    6,500,000    Haynes International, Inc. 11.625%, due 09/01/04      4,290,000     0.20%
                                                                                      ------------
Retail                  370,000    Kmart Corp. 7.72%, due 06/25/02 (a) (c)*                 66,600
                        235,000    Kmart Corp. 7.76%, due 07/02/02 (a) (c)*                 42,300
                        495,000    Kmart Corp. 7.77%, due 07/02/02 (a) (c)*                 89,100
                        180,000    Kmart Corp. 7.72%, due 07/08/02 (a) (c)*                 32,400
                        200,000    Kmart Corp. 7.50%, due 07/16/02 (a) (c)*                 36,000
                        446,000    Kmart Corp. 7.33%, due 07/31/02 (a) (c)*                 80,280
                        250,000    Kmart Corp. 7.47%, due 07/31/02 (a) (c)*                 45,000
                         75,000    Kmart Corp. 8.18%, due 11/24/03 (a) (c)*                 13,500
                        539,000    Kmart Corp. 8.19%, due 11/24/03 (a) (c)*                 97,020
                      1,481,000    Kmart Corp. 8.20%, due 11/24/03 (a) (c)*                266,580
                      1,250,000    Kmart Corp. 8.13%, due 12/16/03 (a) (c)*                225,000
                        269,000    Kmart Corp. 7.55%, due 07/27/04 (a) (c)*                 48,420

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       10
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Retail (continued)   1,500,000    Kmart Corp. 8.375%, due 12/01/04 (a) (b)*           $   322,500
                     3,675,000    Kmart Corp. 12.50%, due 03/01/05 (a) (b)*               790,125
                    43,725,000    Kmart Corp. 9.375%, due 02/01/06 (a) (b)*             9,838,125
                     2,385,000    Kmart Corp. 8.28%, due 11/15/06 (a) (c)*                429,300
                       549,000    Kmart Corp. 8.25%, due 11/20/06 (a) (c)*                 98,820
                        81,000    Kmart Corp. 8.26%, due 11/20/06 (a) (c)*                 14,580
                     1,050,000    Kmart Corp. 8.125%, due 12/01/06 (a) (b)*               225,750
                    17,500,000    Kmart Corp. 9.875%, due 06/15/08 (a) (b)*             3,762,500
                     3,431,000    Kmart Corp. 8.85%, due 12/15/11 (a) (c)*                617,580
                       441,000    Kmart Corp. 7.75%, due 10/01/12 (a) (b)*                 94,815
                       451,000    Kmart Corp. 8.92%, due 11/01/13 (a) (c)*                 81,180
                     1,000,000    Kmart Corp. 8.93%, due 11/29/16 (a) (c)*                180,000
                     1,251,000    Kmart Corp. 8.96%, due 12/10/19 (a) (c)*                225,180
                     2,213,000    Kmart Corp. 8.25%, due 01/01/22 (a)*                    442,600
                     1,943,000    Kmart Corp. 8.375%, due 07/01/22 (a)*                   388,600
                    11,875,000    Kmart Corp. 7.95%, due 02/01/23 (a) (b)*              2,553,125
                    79,251,449    Kmart Trade Claims (c)                                7,925,145
                                                                                      -----------
                                                                                       29,032,125     1.32%
                                                                                      -----------
Telecommunications   3,000,000    Qwest Corp. 7.625%, due 06/09/03                      2,910,000
                    12,000,000    Qwest Capital Funding 5.875%, due 08/03/04 (b)        9,420,000
                    10,500,000    Qwest Capital Funding 7.75%, due 08/15/06             6,562,500
                    10,000,000    Qwest Capital Funding 7.00%, due 08/03/09             5,600,000
                     7,500,000    Qwest Capital Funding 7.90%, due 08/15/10 (b)         4,237,500
                       300,000    Qwest Corp. (U.S. West Communications) 7.625%,
                                    due 06/09/03                                          291,000
                     1,852,000    WorldCom, Inc. 7.55%, due 04/01/04 (a) (b)*             328,730
                     6,776,000    WorldCom, Inc. 6.40%, due 08/15/05 (a) (b)*           1,202,740
                     5,000,000    WorldCom, Inc. 7.375%, due 01/15/06 (a)*                887,500
                    80,000,000    WorldCom, Inc. 7.75%, due 04/01/07 (a)*              14,200,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       11
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                     PRINCIPAL                                                           VALUE         % OF
                     AMOUNT ($)   ISSUES                                                (NOTE 1)    NET ASSETS
----------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Telecommunications   5,500,000    WorldCom, Inc. 7.50%, due 05/15/11 (a) (b)*       $    976,250
(continued)         30,375,000    WorldCom, Inc. 6.95%, due 08/15/28 (a)*              5,391,563
                   139,513,000    WorldCom, Inc. 8.25%, due 05/15/31 (a) (b)*         24,763,557
                                                                                    ------------
                                                                                      76,771,340      3.49%
                                                                                    ------------
                                  TOTAL CORPORATE DEBT INSTRUMENTS
                                  (Cost $418,678,188)                                351,874,829
                                                                                    ------------
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 1.40%
U.S. Treasury Notes  5,000,000    U.S. Treasury Note 3.625%, due 03/31/04              5,151,090
                    25,000,000    U.S. Treasury Note 3.375%, due 04/30/04 (f)         25,692,475
                                                                                    ------------
                                                                                      30,843,565      1.40%
                                                                                    ------------
                                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                                  (Cost $30,090,285)                                  30,843,565
                                                                                    ------------
                        SHARES
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.96%
Bermuda Based        6,045,667    CGA Group, Ltd., Series C (a) (c) (d)                       --      0.00%
Financial Institutions                                                              ------------

Financial Insurance        259    American Capital Access Holdings, Convertible
                                    (a) (c) (d)                                       14,734,756
                           103    American Capital Access Holdings, Senior
                                    Convertible (a) (c) (d)                            5,888,998
                                                                                    ------------
                                                                                      20,623,754      0.94%
                                                                                    ------------
Healthcare               3,451    Genesis Health Ventures, Inc., 6.00% (c)               267,452      0.01%
                                                                                    ------------
Insurance & Reinsurance  4,775    Ecclesiastical Insurance, 8.625%                         8,367
                       220,318    RS Holding Convertible Class A (c)                     220,318
                                                                                    ------------
                                                                                         228,685      0.01%
                                                                                    ------------
                                  TOTAL PREFERRED STOCK
                                  (Cost $28,055,114)                                  21,119,891
                                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       12
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


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                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                         VALUE         % OF
                        SHARES    ISSUES                                               (NOTE 1)     NET ASSETS
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 74.55%
Annuities & Mutual Fund 10,000    Atalanta/Sosnoff Capital Corp. (b)                 $     86,000
Management & Sales      65,000    BKF Capital Group, Inc. (a)                           1,218,750
                       967,732    Legg Mason, Inc.                                     44,960,829
                       489,900    The John Nuveen Co. Class A                          13,276,290
                       139,212    Westwood Holdings Group, Inc. (b)                     1,907,204
                                                                                      -----------
                                                                                       61,449,073      2.80%
                                                                                      -----------
Apparel Manufacturers  150,000    Kleinerts, Inc. (a) (c)                               1,200,000      0.06%
                                                                                      -----------
Assisted Living
Facilities           1,567,118    CareMatrix Corp. (a) (c)                              5,751,323      0.26%
                                                                                      -----------
Bermuda Based          432,300    Arch Capital Group, Ltd. (a)                         12,108,723
Financial Institutions 118,449    ESG Re, Ltd. (a)                                        123,187
                        15,675    ESG Re, Ltd. Warrants (a)                                     1
                       480,000    Montpelier RE Holdings, Ltd. (a) (c)                 11,582,400
                       127,500    Olympus RE Holdings, Ltd. (a) (c)                    14,190,750
                       295,217    Trenwick Group, Ltd.                                    850,225
                                                                                      -----------
                                                                                       38,855,286      1.77%
                                                                                      -----------
Holding Companies    2,344,100    Brascan Corp. - Class A                              45,967,801
                        83,370    Capital Southwest Corp.                               3,980,917
                     4,600,000    Hutchison Whampoa, Ltd. - (Hong Kong)                28,310,959
                     5,875,000    Investor AB Class A - (Sweden)                       33,985,150
                     5,960,900    Toyota Industries Corp. (Japan)                      89,092,781
                                                                                      -----------
                                                                                      201,337,608      9.16%
                                                                                      -----------
Computerized
Securities           1,715,256    Instinet Group, Inc.                                  5,298,426
Trading                132,800    Investment Technology Group, Inc. (a)                 4,236,320
                                                                                      -----------
                                                                                        9,534,746      0.43%
                                                                                      -----------
Computers, Networks    100,000    3Com Corp. (a)
& Software                                                                                421,900      0.02%
                                                                                      -----------
Consumer Products       75,400    Energizer Holdings, Inc. (a)                          2,249,936      0.10%
                                                                                      -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       13
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                            VALUE        % OF
                           SHARES    ISSUES                                                (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Depository Institutions   106,000    Astoria Financial Corp.                            $  2,775,080
                          835,000    BankAtlantic Bancorp, Inc. Class A                    7,782,200
                           69,566    Banknorth Group, Inc.                                 1,611,844
                          529,600    Brookline Bancorp, Inc.                               5,995,072
                          218,500    Carver Bancorp, Inc. (d)                              2,381,650
                           61,543    Commercial Federal Corp.                              1,430,875
                           40,000    EverTrust Financial Group, Inc.                         803,600
                          250,787    Golden State Bancorp, Inc.                            9,226,454
                          250,787    Golden State Bancorp, Inc. Litigation
                                       Tracking Warrants (a)                                 265,834
                           41,100    Tompkins Trustco, Inc.                                1,890,600
                          390,800    Woronoco Bancorp, Inc. (b) (d)                        8,480,360
                                                                                        ------------
                                                                                          42,643,569     1.94%
                                                                                        ------------
Electronics Components  2,496,500    American Power Conversion Corp. (a)                  32,254,780
                        6,380,700    AVX Corp.                                            60,106,194
                        2,055,400    Electro Scientific Industries, Inc. (a) (b) (d)      38,394,872
                          493,681    IXYS Corp. (a)                                        2,804,602
                        4,458,200    KEMET Corp. (a) (d)                                  39,098,414
                                                                                        ------------
                                                                                         172,658,862     7.86%
                                                                                        ------------
Financial Insurance       300,000    Ambac Financial Group, Inc.                          18,540,000
                          118,812    American Capital Access Holdings (a) (c) (d)          6,354,056
                        1,672,409    MBIA, Inc.                                           73,000,653
                                                                                        ------------
                                                                                          97,894,709     4.45%
                                                                                        ------------
Financial Services        250,000    CIT Group, Inc. (a)                                   4,452,500     0.20%
                                                                                        ------------
Food Manufacturers        495,000    J & J Snack Foods Corp. (a) (d)                      18,315,000     0.83%
& Purveyors                                                                             ------------

Healthcare                339,402    Genesis Health Ventures, Inc. (a)                     4,805,932     0.22%
                                                                                        ------------
Industrial &              594,300    Alamo Group, Inc. (d)                                 6,983,025
Agricultural              299,300    Lindsay Manufacturing Co.                             7,204,151
Equipment

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       14
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                      VALUE         % OF
                              SHARES  ISSUES                                         (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Industrial & Agricultural    360,100  Mestek, Inc. (a)                            $  6,517,810
Equipment (continued)        480,500  Standex International Corp.                   10,162,575
                                                                                  ------------
                                                                                    30,867,561      1.40%
                                                                                  ------------
Insurance Holding             87,035  ACE Ltd.                                       2,676,326
Companies                    200,678  ACMAT Corp. Class A (a) (d)                    1,863,295
                           1,576,580  Radian Group, Inc.                            55,605,977
                              58,300  White Mountains Insurance Group, Inc.         18,773,183
                                                                                  ------------
                                                                                    78,918,781      3.59%
                                                                                  ------------
Insurance Services           940,130  Safelite Glass Corp. (a) (c)                   4,700,650
Companies                     63,160  Safelite Realty Corp. (a) (c)                    315,800
                                                                                  ------------
                                                                                     5,016,450      0.23%
                                                                                  ------------
Life Insurance               836,000  The MONY Group, Inc.                          21,376,520
                           2,009,900  The Phoenix Companies, Inc. (b)               18,189,595
                                                                                  ------------
                                                                                    39,566,115      1.80%
                                                                                  ------------
Manufactured Housing          89,000  Liberty Homes, Inc. Class A                      427,200
                              40,000  Liberty Homes, Inc. Class B                      254,000
                                                                                  ------------
                                                                                       681,200      0.03%
                                                                                  ------------
Medical Supplies             251,300  Analogic Corp. (b)                            10,044,461
& Services                   342,300  Datascope Corp.                                8,496,228
                             181,500  St. Jude Medical, Inc. (a)                     6,463,215
                                                                                  ------------
                                                                                    25,003,904      1.14%
                                                                                  ------------
Non-Life Insurance-Japan   9,159,100  Aioi Insurance Co., Ltd.                      19,588,283
                           2,116,200  Millea Holdings, Inc. ADR                     78,360,770
                          10,857,140  Mitsui Sumitomo Insurance Co., Ltd.           45,110,278
                           4,420,560  Sompo Japan Insurance Inc.                    23,094,021
                                                                                  ------------
                                                                                   166,153,352      7.56%
                                                                                  ------------
Oil Services               1,000,000  Nabors Industries Ltd. (a) (b)                34,970,000      1.59%
                                                                                  ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       15
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                             VALUE       % OF
                            SHARES    ISSUES                                                (NOTE 1)   NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Pharmaceutical Services  1,308,740    Innovative Clinical Solutions, Ltd. (a) (d)        $      8,507
                           588,600    Kendle International, Inc. (a)                        4,809,451
                           598,000    PAREXEL International Corp. (a)                       7,182,578
                           637,500    Pharmaceutical Product Development, Inc. (a) (b)     17,467,500
                                                                                         ------------
                                                                                           29,468,036      1.34%
                                                                                         ------------
Real Estate              1,387,200    Alexander & Baldwin, Inc.                            32,253,787
                           166,000    Alico, Inc.                                           4,697,800
                           959,000    Burnham Pacific Properties, Inc.                        767,200
                           975,900    Catellus Development Corp. (a)                       17,371,020
                            31,000    Consolidated-Tomoka Land Co.                            565,750
                         1,766,514    Forest City Enterprises, Inc. Class A                54,938,585
                            11,250    Forest City Enterprises, Inc. Class B                   360,056
                           473,489    HomeFed Corp. (a)                                       568,187
                         1,352,836    Koger Equity, Inc. (d)                               20,996,015
                            14,600    LNR Property Corp.                                      520,490
                               846    Public Storage, Inc.                                     24,889
                         3,420,106    Tejon Ranch Co. (a) (d)                              91,658,841
                         1,147,200    The St. Joe Co.                                      33,475,296
                         1,000,000    The St. Joe Co. (a) (c)                              27,721,000
                         2,150,000    Trammell Crow Co. (a) (c) (d)                        18,761,545
                                                                                         ------------
                                                                                          304,680,461     13.86%
                                                                                         ------------
Retail                   1,794,506    Frank's Nursery & Crafts, Inc. (a) (d)                2,709,704      0.12%
                                                                                         ------------
Security Brokers,          223,600    Jefferies Group, Inc.                                 9,312,940
Dealers & Flotation      1,086,250    Raymond James Financial, Inc.                        33,999,625
Companies                  556,850    SWS Group, Inc. (b)                                   7,211,207
                                                                                         ------------
                                                                                           50,523,772      2.30%
                                                                                         ------------
Semiconductor            1,200,000    Applied Materials, Inc. (a) (b)                      18,036,000
Equipment Manufacturers  1,350,300    Credence Systems Corp. (a)                           11,247,999
                         2,874,700    Electroglas, Inc. (a) (d)                             3,964,211

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       16
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


================================================================================

                               [Graphic Omitted]

                             THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                           VALUE         % OF
                            SHARES    ISSUES                                             (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Semiconductor            3,679,000    FSI International, Inc. (a) (b) (d)               $   8,792,810
Equipment Manufacturers    100,000    KLA-Tencor Corp. (a) (b)                              3,561,000
(continued)                208,676    Novellus Systems, Inc. (a) (b)                        6,594,162
                           300,000    Photronics, Inc. (a) (b)                              3,642,000
                           500,000    Veeco Instruments, Inc. (a) (b)                       5,990,000
                                                                                        -------------
                                                                                           61,828,182      2.81%
                                                                                        -------------
Small-Cap Technology         1,499    CareCentric, Inc. (a)                                       390
                           247,200    Planar Systems, Inc. (a)                              4,541,064
                                                                                        -------------
                                                                                            4,541,454      0.21%
                                                                                        -------------
Telecommunications       2,000,000    CIENA Corp. (a)                                       7,360,000
                         1,250,000    Comverse Technology, Inc. (a)                         9,112,500
                         2,008,200    Tellabs, Inc. (a)                                    15,422,976
                                                                                        -------------
                                                                                           31,895,476      1.45%
                                                                                        -------------
Title Insurance          2,000,000    First American Corp. (b)                             40,900,000
                         1,029,615    Stewart Information Services Corp. (a) (d)           21,364,511
                                                                                        -------------
                                                                                           62,264,511      2.83%
                                                                                        -------------
Transportation           1,311,571    Danielson Holding Corp. (a)                           3,803,556
                            55,032    Florida East Coast Industries, Inc. Class B           1,236,019
                                                                                        -------------
                                                                                            5,039,575      0.23%
                                                                                        -------------
Utilities & Utility        485,000    Allegheny Energy, Inc.                                2,764,500
Service Companies        5,161,200    Aquila, Inc.                                         19,096,440
                         4,847,600    Quanta Services, Inc. (a) (b) (d)                    15,415,368
                           400,000    TXU Corp.                                             5,740,000
                                                                                        -------------
                                                                                           43,016,308      1.96%
                                                                                        -------------
                                      TOTAL COMMON STOCKS AND WARRANTS
                                      (Cost $1,602,988,878)                             1,638,715,286
                                                                                        -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       17
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                        INVESTMENT                                                            VALUE      % OF
                        AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
-----------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.10%
Bermuda Based            2,202,000   ESG Partners, LP (a) (c)                         $       38,833     0.00%
Financial Institutions                                                                --------------

Insurance Holding        3,264,756   Head Insurance Investors, LP (a) (c)                    852,383
Companies                1,615,000   Insurance Partners II Equity Fund, LP (a) (c)         1,339,379
                                                                                      --------------
                                                                                           2,191,762     0.10%
                                                                                      --------------
                                     TOTAL LIMITED PARTNERSHIPS
                                     (Cost $7,081,756)                                     2,230,595
                                                                                      --------------
                        PRINCIPAL
                        AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.14%
Repurchase Agreements   46,970,493   Bear Stearns 1.88%, due 11/01/02 (g)                 46,970,493     2.14%
                                                                                      --------------
                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $46,970,493)                                   46,970,493
                                                                                      --------------
                                     TOTAL INVESTMENT PORTFOLIO - 99.92%
                                     (Cost $2,235,441,204)                             2,196,324,569
                                                                                      --------------
                                     CASH & OTHER ASSETS LESS LIABILITIES - 0.08%          1,785,625
                                                                                      --------------
                                     NET ASSETS - 100.00%
                                     (Applicable to 73,509,071 shares outstanding)    $2,198,110,194
                                                                                      --------------

Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Restricted/fair valued securities.
(d) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e) Interest accrued at a current rate of Prime + 2%.
(f) Segregated for future Fund commitments.
(g) Repurchase agreement collateralized by:
    U.S.Treasury Bonds, par value $27,955,000, matures 08/15/19, market value $38,720,826.
    U.S. Treasury Bonds, par value $7,225,000, matures 04/15/29, market value $9,190,322.
*  Issuer in default.
ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       18
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $1,852,501,134)                 $1,870,158,631
    Affiliated issuers (identified cost of $382,940,070)                        326,165,938
                                                                             --------------
       Total investments (identified cost of $2,235,441,204)                  2,196,324,569
Receivable for securities sold                                                    6,333,176
Receivable for fund shares sold                                                   2,317,528
Dividends and interest receivable                                                 6,454,120
Other receivables                                                                    87,012
Collateral on loaned securities (Note 1)                                         46,002,874
Other assets                                                                        165,256
                                                                             --------------
       Total assets                                                           2,257,684,535
                                                                             --------------

LIABILITIES:
Payable for securities purchased                                                  1,117,912
Payable for fund shares redeemed                                                  3,222,953
Payable to investment adviser                                                     1,624,583
Accounts payable and accrued expenses                                               566,494
Payable for service fees (Note 3)                                                   138,943
Unrealized losses on foreign currency swap contract (Note 1)                      6,900,582
Collateral on loaned securities (Note 1)                                         46,002,874
Commitments (Note 6)                                                                   --
                                                                             --------------
       Total liabilities                                                         59,574,341
                                                                             --------------
       Net assets                                                            $2,198,110,194
                                                                             ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    73,509,071 shares outstanding                                            $2,209,011,720
Accumulated undistributed net investment income                                  31,377,325
Accumulated undistributed net realized gains from investment transactions         3,737,412
Net unrealized depreciation of investments and translation
    of foreign currency denominated assets and liabilities                      (46,016,263)
                                                                             --------------
       Net assets applicable to capital shares outstanding                   $2,198,110,194
                                                                             ==============
Net asset value, offering and redemption price per share                             $29.90
                                                                                     ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       19
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
  Interest-unaffiliated issuers                                   $  30,329,357
  Dividends-unaffiliated issuers (net of foreign
    withholding tax of $874,695)                                     15,631,861
  Dividends-affiliated issuers                                        4,907,256
  Other Income                                                          151,796
                                                                  -------------
     Total investment income                                         51,020,270
                                                                  -------------
EXPENSES:
  Investment advisory fees (Note 3)                                  23,225,395
  Service fees (Note 3)                                               1,686,646
  Transfer agent fees                                                   854,227
  Reports to shareholders                                               555,474
  Administration fees (Note 3)                                          324,114
  Custodian fees                                                        310,013
  Accounting services                                                   176,889
  Registration and filing fees                                          128,257
  Insurance expenses                                                    106,993
  Directors' fees and expenses                                           88,237
  Miscellaneous expenses                                                 80,000
  Auditing and tax consulting fees                                       76,027
  Legal fees                                                             55,205
                                                                  -------------
     Total operating expenses                                        27,667,477
                                                                  -------------
     Net investment income                                           23,352,793
                                                                  -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments-unaffiliated issuers             20,595,300
  Net realized loss on investments-affiliated issuers                (8,036,086)
  Net realized losses on foreign currency transactions                 (103,158)
  Net change in unrealized depreciation on investments             (333,046,484)
  Net change in unrealized depreciation on foreign currency swaps    (6,870,018)
  Net change in unrealized appreciation on translation of other
     assets and liabilities denominated in foreign currency              12,397
                                                                  -------------
     Net realized and unrealized losses on investments             (327,448,049)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(304,095,256)
                                                                  =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       20
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR      FOR THE YEAR
                                                                          ENDED             ENDED
                                                                    OCTOBER 31, 2002   OCTOBER 31, 2001
                                                                    ----------------   ----------------
OPERATIONS:
    Net investment income                                            $   23,352,793     $   29,964,727
    Net realized gains on investments-unaffiliated issuers               20,595,300         15,308,401
    Net realized gains (losses) on investments-affiliated issuers        (8,036,086)            50,208
    Net realized gains (losses) on foreign currency transactions           (103,158)        16,138,224
    Net change in unrealized depreciation on investments               (333,046,484)      (164,763,614)
    Net change in unrealized appreciation (depreciation)
        on foreign currency swaps and option contracts                   (6,870,018)         1,417,572
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                12,397             20,766
                                                                    ---------------    ---------------
    Net decrease in net assets resulting from operations               (304,095,256)      (101,863,716)
                                                                    ---------------    ---------------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                (43,388,707)       (33,511,486)
    Distributions to shareholders from net realized gains
      on investments                                                    (13,334,131)      (106,411,646)
                                                                    ---------------    ---------------
                                                                        (56,722,838)      (139,923,132)
                                                                    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                        655,084,127      1,062,471,879
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                       54,407,005        133,923,400
    Cost of shares redeemed                                            (559,204,937)      (402,186,624)
                                                                    ---------------    ---------------
    Net increase in net assets resulting from capital
       share transactions                                               150,286,195        794,208,655
                                                                    ---------------    ---------------
    Net increase (decrease) in net assets                              (210,531,899)       552,421,807
    Net assets at beginning of period                                 2,408,642,093      1,856,220,286
                                                                    ---------------    ---------------
    Net assets at end of period
       (including undistributed net investment income of
       $31,377,325 and $41,834,641, respectively)                    $2,198,110,194     $2,408,642,093
                                                                    ===============    ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       21
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

================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                              YEARS ENDED OCTOBER 31,
                                                     --------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
                                                     ------           ------           ------           ------           ------
Net Asset Value, Beginning of Period                 $34.50           $38.48           $34.82           $30.16           $31.94
                                                     ------           ------           ------           ------           ------
Income (loss) from Investment Operations:
    Net investment income                              0.31             0.45             0.47             0.47             0.48
    Net gain (loss) on securities
       (both realized and unrealized)                 (4.11)           (1.59)            7.61             4.59            (1.69)
                                                     ------           ------           ------           ------           ------
    Total from Investment Operations                  (3.80)           (1.14)            8.08             5.06            (1.21)
                                                     ------           ------           ------           ------           ------
Less Distributions:
    Dividends from net investment income              (0.61)           (0.68)            --              (0.40)           (0.41)
    Distributions from realized gains                 (0.19)           (2.16)           (4.42)            --              (0.16)
                                                     ------           ------           ------           ------           ------
    Total Distributions                               (0.80)           (2.84)           (4.42)           (0.40)           (0.57)
                                                     ------           ------           ------           ------           ------
Net Asset Value, End of Period                       $29.90           $34.50           $38.48           $34.82           $30.16
                                                     ======           ======           ======           ======           ======
Total Return                                         (11.40%)          (3.01%)          24.07%           16.89%           (3.86%)
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)     $2,198,110       $2,408,642       $1,856,220       $1,340,272       $1,540,711
    Ratio of Expenses to Average Net Assets            1.07%            1.07%            1.09%            1.10%            1.08%
    Ratio of Net Investment Income to
       Average Net Assets                              0.90%            1.31%            1.41%            1.27%            1.44%
    Portfolio Turnover Rate                              19%              16%              30%               5%              24%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       22
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

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                               [Graphic Omitted]

                             PERFORMANCE INFORMATION

                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND
    AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL 2000 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return
   1       2        3       4       5       6       7       8       9       10
  Year    Years   Years   Years   Years   Years   Years   Years   Years   years
(11.40%) (7.30%)  2.16%   5.66%   3.68%   8.39%   9.38%   10.92%  9.96%   12.43%

        [The table below represents a line chart in the printed report.]

                              S&P 500            Russell 2000      Russell 2000
                TAVFX*        Index*             Index*            Value Index*
               -------        -------            ------------      ------------
10/31/90       10,000         10,000              10,000             10,000
               14,915         13,350              15,565.9           15,158
10/31/92       15,884.5       14,679.7            16,738.2           18,082
               21,818.9       16,872.8            21,811             24,685.5
10/31/94       22,377.5       17,525.8            21,460.9           24,651
               27,369.9       22,159.6            24,930.6           28,585.2
10/31/96       31,625.9       27,498.7            29,109.7           34,182.2
               42,793         36,328.5            37,581.1           46,891.2
10/31/98       41,141.2       44,317.2            33,206.6           43,285.3
               48,090         55,692.1            38,167.7           43,596.9
10/31/00       59,665.2       59,084.3            44,887             51,139.2
               57,869.3       44,369.8            39,242.8           55,613.9
10/31/02       51,272.2       37,665.5            34,702.4           54,206.8

* All returns include reinvestment of dividends.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                       23
================================================================================

================================================================================

                               [Graphic Omitted]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At October 31, 2002, the end of the fiscal year, the audited net asset value attributable to the 28,585,959 common shares outstanding of the Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $12.92 per share, compared with the Fund's audited net asset value of $14.04 per share at October 31, 2001, adjusted for a subsequent distribution, and an unaudited net asset value at July 31, 2002 of $14.03 per share. At December 16, 2002, the unaudited net asset value was $13.91 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established two new positions, added to 23 of its 69 existing positions, eliminated four positions and reduced its holdings in four companies. At October 31, 2002, Small-Cap Value held positions in 67 companies, the top 10 positions of which accounted for approximately 28% of the Fund's net assets.

NUMBER OF SHARES OR
PRINCIPAL AMOUNT                    NEW POSITIONS ACQUIRED

$4,942,604                          Insilco Technologies Bank Debt
                                    ("Insilco Debt")

318,100 shares                      Roxio, Inc. Common Stock
                                    ("Roxio Common")

                                    INCREASES IN EXISTING POSITIONS

142,000 shares                      Advanced Power Technology, Inc. Common Stock
                                    ("Advanced Power Common")

40,000 shares                       Agrium, Inc. Common Stock
                                    ("Agrium Common")

60,000 shares                       CIENA Corp. Common Stock
                                    ("CIENA Common")

67,700 shares                       Coherent, Inc. Common Stock
                                    ("Coherent Common")

227,200 shares                      CommScope Inc. Common Stock
                                    ("CommScope Common")

315,600 shares                      Comverse Technology, Inc. Common Stock
                                    ("Comverse Common")

232,700 shares                      Credence Systems Corp. Common Stock
                                    ("Credence Common")

--------------------------------------------------------------------------------
                                       24
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

================================================================================

                               [Graphic Omitted]

NUMBER OF SHARES
OR UNITS                      INCREASES IN EXISTING POSITIONS (CONTINUED)

133,700 shares                CyberOptics Corp. Common Stock
                              ("CyberOptics Common")

6,900 shares                  E-L Financial Corp. Ltd. Common Stock
                              ("ELF Common")

202,400 shares                Electro Scientific Industries, Inc. Common Stock
                              ("ESI Common")

11,400 shares                 Forest City Enterprises, Inc. Class A Common Stock
                              ("Forest City Common")

351,400 shares                Instinet Group, Inc. Common Stock
                              ("Instinet Common")

125,000 shares                JZ Equity Partners PLC Common Stock
                              ("JZ Common")

219,300 shares                KEMET Corp. Common Stock
                              ("KEMET Common")

23,500 shares                 Maxwell Shoe Company, Inc. Class A Common Stock
                              ("Maxwell Common")

12,600 shares                 The MONY Group, Inc. Common Stock
                              ("MONY Common")

336,245 shares                Parexel International Corp. Common Stock
                              ("Parexel Common")

165,000 shares                Park Electrochemical Corp. Common Stock
                              ("Park Common")

10,000 shares                 Precision Drilling Corp. Common Stock
                              ("Precision Common")

418,300 shares                Sycamore Networks, Inc. Common Stock
                              ("Sycamore Common")

10,000 units                  TimberWest Forest Corp. Units
                              ("TimberWest Units")

122,200 shares                Trinity Industries, Inc. Common Stock
                              ("Trinity Common")

10,000 shares                 Westwood Holdings Group, Inc. Common Stock
                              ("Westwood Common")

--------------------------------------------------------------------------------
                                       25
================================================================================

================================================================================

                                [Graphic Omitted]

NUMBER OF SHARES                    DECREASES IN EXISTING POSITIONS

100,500 shares                      Energizer Holdings, Inc. Common Stock
                                    ("Energizer Common")

50,000 shares                       The Phoenix Companies, Inc. Common Stock
                                    ("Phoenix Common")

329,000 shares                      Sompo Japan Insurance Inc. Common Stock
                                    ("Sompo Common")

213,400 shares                      TriQuint Semiconductor, Inc. Common Stock
                                    ("TriQuint Common")

                                    POSITIONS ELIMINATED

24,310 shares                       ASML Holding NV Common Stock
                                    ("ASML Common")

100,000 shares                      Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

18,000 shares                       Novellus Systems, Inc. Common Stock
                                    ("Novellus Common")

151,400 shares                      Ulticom, Inc. Common Stock
                                    ("Ulticom Common")

QUARTERLY ACTIVITY

The Fund initiated two new, small positions: Roxio Common and Insilco Technologies Bank Debt, the Fund's first (and only) distressed debt investment. The vast majority of the Fund's purchases during the quarter related to building existing positions, whose valuations became increasingly attractive.

Roxio is a leading producer of digital media software that enables users to create, manage, customize, share and archive digital music, video and photographic images. Roxio was recently in the news as the buyer of the intellectual property and assets of Napster, the now defunct but once revolutionary online music distributor. While small, Roxio has a cash rich, debt free balance sheet, and is introducing new products during the coming year. Based on the Fund's cost basis, shares were purchased at modest multiples of cash earnings. Taking into consideration the company's existing cash, little was actually paid for the underlying business. The company would appear to be at a dynamic intersection of consumers and the suppliers of music and film.

Originally founded in 1898 under the name International Silver Company, Insilco Technologies today manufactures components, metal stampings and wire assemblies for the telecommunications, automotive and consumer products

--------------------------------------------------------------------------------
                                       26
================================================================================

================================================================================

                               [Graphic Omitted]

industries. The company experienced numerous changes of ownership and restructurings--via the leveraged buyout community--and succumbed to bankruptcy in the early 1990's. The company today looks to be headed back to bankruptcy under what is for all intents and purposes a pre-packaged plan.

The Fund purchased bank debt at roughly 25 cents on the dollar with the initial belief that, in a reorganization, the Fund would end up owning Insilco equity (i.e., a small company equity). Our initial estimates of the value of the pieces may yet prove to be too optimistic, given the currently eroding business fundamentals among the company's technology-related customers. However, based on the Fund's cost and the seniority of its claims, I believe our downside is limited.

Our remaining holding in Energizer was sold based on its rich valuation relative to our estimate of the company's private market value (i.e., at the Fund's realized price of approximately $30 per share, the valuation would appear to leave little room for a meaningful premium were a strategic or financial buyer to appear). Energizer stock, having doubled from the Fund's cost basis in about a year's time, was one of the Fund's best performers during the past fiscal year. Our partial liquidations of Sompo, Phoenix and TriQuint were made with an eye on realizing losses for tax purposes. The ongoing sell program in semiconductor equipment holdings ASML, Novellus and Electroglas, initiated several quarters ago, was also largely completed.

RESULTS

For the 12 months ended October 31, 2002, the Fund returned a negative 8%. While obviously frustrating, I recognize that 1) the decline relates to a relatively short period of time, 2) the precipitous bear market decline during the period negatively affected virtually every equity manager, 3) against the backdrop of our peers and the general market, we did okay, and 4) performance, good or bad, should never get 100% weighting in judging a fund manager. Positive contributions from names like Precision Drilling, Energizer, Leucadia and Herley were more than offset by severe depreciation in tech names like Comverse, FSI and Credence and in financial names like Instinet, MONY Group and Phoenix Companies.

While Third Avenue Management is almost solely focused on absolute, after-tax returns, I believe that what is happening with respect to other asset classes, our peers and inflation retains some relevance. Despite a lot of recent talk about deflation in the economy, my goal continues to be to beat inflation by a wide margin, on an after-tax basis, and with the additional goal of minimizing investment risk. Deflation may be prevalent in some segments of the economy, but anyone saving for college tuition, retirement, senior health care or other long-term goals knows that deflation has craftily managed to avoid these areas.

Therefore, for my own purposes, I constructed the table below, which looks at cumulative returns and values for various assets, indices and inflation measures during the most recent three years. For example, $100 invested in the Fund and the S&P 500 Index on October 31, 1999 would be worth $125 and $68 (pre-tax), respectively, at October 31, 2002. I don't think it is unreasonable to use this sort of time frame to start to judge a manager's performance; one year, for example, seems too short a period, while five years may be an unrealistically long period.

--------------------------------------------------------------------------------
                                       27
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

================================================================================

                               [Graphic Omitted]

THREE-YEAR RETURN COMPARATIVE
================================================================================

ASSET / INFLATION MEASURE               OCTOBER 31, 1999       OCTOBER 31, 2002
--------------------------------------------------------------------------------
Third Avenue Small-Cap Value+                100.00                 125.23
S&P 500 Index+                               100.00                  67.65
Russell 2000 Value Index+                    100.00                 124.34
Consumer Price Index (CPI)*                  100.00                 107.85
CPI--Beer*                                   100.00                 108.17
CPI--Housing*                                100.00                 109.94
CPI--Education*                              100.00                 118.52
================================================================================
+  Dividends reinvested.
*  Source Bloomberg

Despite the Fund's recent weak performance, I remain optimistic on a number of fronts. For one, the majority of the Fund's holdings remain undervalued in both absolute and relative terms (e.g., our portfolio1 today is valued between 1x and 1.5x book value versus approximately 4x for the S&P 500 Index, as reported by BARRON'S). Why is that important? To the extent stock prices are positively correlated with returns on equity ("ROE"), the Fund's portfolio companies can earn lower ROE's and still achieve comparable cash on cash returns. Second, we own well financed companies whose balance sheets are, without a doubt, superior to those found among the average company in the general markets. What does that mean? It means that our portfolio companies have excellent financial strength that should enable them to endure even the harshest economic conditions. Third, new investors get the benefit of approximately $35 million of unrealized depreciation in the Fund, helping to mitigate future taxes. And fourth, the Fund sits with more than $40 million of cash and short duration, no credit risk, fixed income instruments that are readily convertible into cash, enabling the Fund to take advantage of new buying opportunities as they present themselves.

SHAREHOLDER DISTRIBUTION

On December 17, 2002, a distribution of approximately $0.14 per share, representing ordinary income, is to be made to shareholders of record as of December 16, 2002. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of Small-Cap Value Common Stock.

I look forward to writing you again in the New Year when we publish our First Quarter report dated January 31, 2003. May you and your families enjoy a healthy and prosperous New Year.

Sincerely,

/s/ Curtis R. Jensen
--------------------
Curtis R. Jensen
Portfolio Manager
Third Avenue Small-Cap Value Fund

(1) "Our portfolio" refers to the weighted average of more than 60% of the Fund's assets.

--------------------------------------------------------------------------------
                                       28
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2002

                             PRINCIPAL                                                             VALUE          % OF
                             AMOUNT ($)   ISSUES                                                 (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 7.33%
Government National          10,000,000   GNMA 2002-19 PA 5.50%, due 03/20/25                 $  10,256,506
Mortgage Association          8,824,952   GNMA 2002-36 AK 6.00%, due 02/20/26                     9,212,954
                              4,235,908   GNMA 2002-21 SA 14.87%, due 07/16/31                    4,550,681
                              2,926,083   GNMA 2002-41 QS 9.00%, due 06/20/32                     3,066,436
                                                                                              -------------
                                                                                                 27,086,577       7.33%
                                                                                              -------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $26,307,204)                                     27,086,577
                                                                                              -------------
--------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 0.29%

Technology                    4,942,604   Insilco Technologies Bank Debt (a) (c)                  1,087,373       0.29%
                                                                                              -------------
                                          TOTAL BANK DEBT
                                          (Cost $1,251,436)                                       1,087,373
                                                                                              -------------
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 1.12%

U.S. Treasury Note            4,000,000   U.S. Treasury Note 3.625%, due 03/31/04                 4,120,872       1.12%
                                                                                              -------------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                          (Cost $4,016,945)                                       4,120,872
                                                                                              -------------
                                 SHARES
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 88.44%

Agricultural Chemicals          608,500   Agrium, Inc. (Canada) (b)                               5,987,640       1.62%
                                                                                              -------------
Business Development            685,800   Brascan Corp. Class A                                  13,448,538
& Investment Companies           13,500   Capital Southwest Corp.                                   644,625
                              3,111,000   JZ Equity Partners PLC (United Kingdom)                 5,207,876
                                210,100   Leucadia National Corp.                                 7,880,851
                                                                                              -------------
                                                                                                 27,181,890       7.36%
                                                                                              -------------
Cable Television Equipment      821,200   CommScope, Inc. (a) (b)                                 6,446,420
                                355,800   Scientific-Atlanta, Inc.                                4,344,318
                                                                                              -------------
                                                                                                 10,790,738       2.92%
                                                                                              -------------
Computer Software               318,100   Roxio, Inc. (a) (b)                                       973,704       0.26%
                                                                                              -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       29
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                                   VALUE          % OF
                                 SHARES   ISSUES                                                 (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Consumer Products                38,700   Energizer Holdings, Inc. (a)                        $   1,154,808
                                194,500   Maxwell Shoe Co., Inc. Class A (a) (b)                  2,139,500
                                                                                              -------------
                                                                                                  3,294,308       0.89%
                                                                                              -------------
Electronics                     678,000   Advanced Power Technology, Inc. (a) (b) (d)             1,572,960
                                666,900   American Power Conversion Corp. (a)                     8,616,348
                                284,500   Bel Fuse, Inc. Class B                                  5,402,370
                                549,517   IXYS Corp. (a)                                          3,121,806
                                894,900   KEMET Corp. (a)                                         7,848,273
                              1,081,800   TriQuint Semiconductor, Inc. (a)                        5,463,090
                                                                                              -------------
                                                                                                 32,024,847       8.67%
                                                                                              -------------
Financial Insurance             158,800   MBIA, Inc.                                              6,931,620       1.88%
                                                                                              -------------
Forest Products & Paper         255,400   Deltic Timber Corp.                                     6,737,452
                                100,000   SFK Pulp Fund (Canada)                                    728,211
                              1,310,500   TimberWest Forest Corp. (Canada)                        9,878,057
                                                                                              -------------
                                                                                                 17,343,720       4.70%
                                                                                              -------------
Industrial Equipment            345,400   Alamo Group, Inc.                                       4,058,450
                                168,600   Lindsay Manufacturing Co.                               4,058,202
                                385,100   Trinity Industries, Inc.                                6,046,070
                                                                                              -------------
                                                                                                 14,162,722       3.83%
                                                                                              -------------
Insurance & Reinsurance         295,100   Arch Capital Group, Ltd. (a)                            8,265,751
                                120,000   Montpelier RE Holdings, Ltd. (a) (c)                    2,895,600
                                 42,500   Olympus RE Holdings, Ltd. (a) (c)                       4,730,250
                                                                                              -------------
                                                                                                 15,891,601       4.30%
                                                                                              -------------
Insurance Holding Companies      71,852   Radian Group, Inc.                                      2,534,220       0.69%
                                                                                              -------------
Insurance - Multi Line           49,400   E-L Financial Corp. Ltd. (Canada) (b)                   7,589,174       2.05%
                                                                                              -------------
Investment Companies            164,070   Westwood Holdings Group, Inc. (b)                       2,247,759       0.61%
                                                                                              -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       30
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                                   VALUE          % OF
                                 SHARES   ISSUES                                                 (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Life Insurance                  179,000   FBL Financial Group, Inc. Class A                   $   3,669,500
                                340,600   The MONY Group, Inc.                                    8,709,142
                                532,200   The Phoenix Companies, Inc. (b)                         4,816,410
                                                                                              -------------
                                                                                                 17,195,052       4.66%
                                                                                              -------------
Manufactured Housing             75,200   Skyline Corp.                                           2,183,808       0.59%
                                                                                              -------------
Media                           120,000   ValueVision Media, Inc. Class A (a)                     1,586,400       0.43%
                                                                                              -------------
Metal & Metal Products          181,900   Century Aluminum Co. (b)                                1,155,065       0.31%
                                                                                              -------------
Natural Resources &             187,500   Alexander & Baldwin, Inc.                               4,359,562
Real Estate                     187,300   Alico, Inc.                                             5,300,590
                                139,000   Avatar Holdings, Inc. (a)                               3,088,580
                                335,300   Forest City Enterprises, Inc. Class A                  10,427,830
                                133,400   Jones Lang LaSalle, Inc. (a)                            2,247,790
                                268,800   Koger Equity, Inc.                                      4,171,776
                                351,000   LNR Property Corp. (b)                                 12,513,150
                                100,000   The St. Joe Co. (a) (c)                                 2,772,100
                                 91,000   The St. Joe Co.                                         2,655,380
                                274,600   Tejon Ranch Co. (a)                                     7,359,280
                                200,000   Trammell Crow Co. (a) (c)                               1,745,260
                                343,000   Wellsford Real Properties, Inc. (a) (d)                 5,916,750
                                                                                              -------------
                                                                                                 62,558,048      16.94%
                                                                                              -------------
Non-Life Insurance - Japan      400,000   Sompo Japan Insurance, Inc.                             2,089,692       0.57%
                                                                                              -------------
Oil Services                    238,700   Precision Drilling Corp. (a) (b)                        8,151,605       2.21%
                                                                                              -------------
Pharmaceutical Services          40,000   Kendle International, Inc. (a)                            326,840
                                394,345   PAREXEL International Corp. (a) (b)                     4,736,478
                                135,200   Pharmaceutical Product Development, Inc. (a)            3,704,480
                                                                                              -------------
                                                                                                  8,767,798       2.37%
                                                                                              -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       31
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                                   VALUE          % OF
                                 SHARES   ISSUES                                                 (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Securities Brokers,           1,979,584   Instinet Group, Inc. (b)                            $   6,114,935
Dealers &                       386,280   SWS Group, Inc. (b)                                     5,002,326
Flotation Companies                                                                           -------------
                                                                                                 11,117,261       3.01%
                                                                                              -------------
Semiconductor                   288,900   Coherent, Inc. (a) (b)                                  5,104,863
Equipment Manufacturers       1,158,200   Credence Systems Corp. (a)                              9,647,806
& Related                       688,000   CyberOptics Corp. (a) (b) (d)                           2,270,400
                                597,300   Electro Scientific Industries, Inc. (a) (b)            11,157,564
                                573,400   FSI International, Inc. (a) (b)                         1,370,426
                                                                                              -------------
                                                                                                 29,551,059       8.00%
                                                                                              -------------
Technology                      232,900   Herley Industries, Inc. (a)                             3,789,283
                                372,600   Park Electrochemical Corp.                              6,725,430
                                 95,000   Planar Systems, Inc. (a)                                1,745,150
                                                                                              -------------
                                                                                                 12,259,863       3.32%
                                                                                              -------------
Telecommunications            1,096,300   CIENA Corp. (a)                                         4,034,384
Equipment                     1,576,470   Comverse Technology, Inc. (a)                          11,492,466
                              1,219,500   Sycamore Networks, Inc. (a)                             3,048,750
                                306,300   Tellabs, Inc. (a)                                       2,352,384
                                                                                              -------------
                                                                                                 20,927,984       5.67%
                                                                                              -------------
Title Insurance                 105,000   First American Corp. (b)                                2,147,250       0.58%
                                                                                              -------------
                                          TOTAL COMMON STOCKS
                                          (Cost $362,978,328)                                   326,644,828
                                                                                              -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       32
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                             PRINCIPAL                                                             VALUE          % OF
                             AMOUNT ($)   ISSUES                                                 (NOTE 1)      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.28%

Repurchase Agreements         8,404,315   Bear Stearns 1.88%, due 11/01/02 (e)                $   8,404,315       2.28%
                                                                                              -------------
                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $8,404,315)                                       8,404,315
                                                                                              -------------
                                          TOTAL INVESTMENT PORTFOLIO - 99.46%
                                          (Cost $402,958,228)                                   367,343,965
                                                                                              -------------
                                          CASH & OTHER ASSETS LESS
                                          LIABILITIES - 0.54%                                     2,002,248
                                                                                              -------------
                                          NET ASSETS - 100.00%                                $ 369,346,213
                                          (Applicable to 28,585,959                           =============
                                          shares outstanding)

 Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restricted / fair valued securities.
(d) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)  Repurchase agreement collateralized by:
     U.S. Treasury Notes, par value $6,795,000, matures 05/15/04, market value $7,343,821.
     U.S. Treasury Bonds, par value $970,000, matures 04/15/29, market value $1,233,856.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       33
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

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                               [Graphic Omitted]
                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS:

Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $382,979,700)          $357,583,855
  Affiliated issuers (identified cost of $19,978,528)                9,760,110
                                                                  ------------
    Total investments (identified cost of $402,958,228)            367,343,965
Receivable for securities sold                                       1,570,952
Receivable for fund shares sold                                      1,528,722
Dividends and interest receivable                                      392,723
Collateral on loaned securities (Note 1)                            14,428,878
Other assets                                                            33,136
                                                                  ------------
    Total assets                                                   385,298,376
                                                                  ------------

LIABILITIES:
Payable for securities purchased                                       468,244
Payable for fund shares redeemed                                       619,547
Payable to investment adviser                                          269,208
Accounts payable and accrued expenses                                  139,586
Payable for service fees (Note 3)                                       26,700
Collateral on loaned securities (Note 1)                            14,428,878
Commitments (Note 6)                                                        --
                                                                  ------------
    Total liabilities                                               15,952,163
                                                                  ------------
    Net assets                                                    $369,346,213
                                                                  ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  $0.001 par value, 28,585,959 shares outstanding                 $404,705,281
Accumulated undistributed net investment income                      3,036,424
Accumulated net realized losses from investment
  transactions                                                      (2,781,217)
Net unrealized depreciation of investments and translation
  of foreign currency denominated assets and liabilities           (35,614,275)
                                                                  ------------
    Net assets applicable to capital shares outstanding           $369,346,213
                                                                  ============
Net asset value, offering and redemption price per share                $12.92
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       34
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
  Interest                                                         $  3,159,604
  Dividends (net of foreign withholding tax of $99,674)               5,367,680
  Other income                                                           28,370
                                                                   ------------
    Total investment income                                           8,555,654
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3)                                   3,496,976
  Service fees (Note 3)                                                 260,123
  Administration fees (Note 3)                                          165,434
  Transfer agent fees                                                   147,407
  Reports to shareholders                                               107,262
  Custodian fees                                                        101,948
  Accounting services                                                    71,058
  Directors' fees and expenses                                           64,939
  Registration and filing fees                                           53,789
  Auditing and tax consulting fees                                       37,000
  Miscellaneous expenses                                                 10,468
  Insurance expenses                                                      8,855
  Legal fees                                                              7,606
  Amortization of organizational expenses (Note 1)                        4,446
                                                                   ------------
    Total operating expenses                                          4,537,311
                                                                   ------------
    Net investment income                                             4,018,343
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
  Net realized loss on investments-unaffiliated issuers              (2,935,754)
  Net realized losses on foreign currency transactions                  (15,154)
  Net change in unrealized depreciation on investments              (48,558,387)
  Net change in unrealized depreciation on translation of other
    assets and liabilities denominated in foreign currency                  (12)
                                                                   ------------
    Net realized and unrealized losses on investments               (51,509,307)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(47,490,964)
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       35
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR        FOR THE YEAR
                                                                                ENDED               ENDED
                                                                          OCTOBER 31, 2002    OCTOBER 31, 2001
                                                                          ----------------    ----------------
OPERATIONS:
  Net investment income                                                     $  4,018,343        $  2,212,228
  Net realized gains (losses) on investments-unaffiliated issuers             (2,935,754)          3,729,571
  Net realized losses on foreign currency transactions                           (15,154)               (483)
  Net change in unrealized appreciation (depreciation) on investments        (48,558,387)          6,670,953
  Net change in unrealized depreciation on translation of other
     assets and liabilities denominated in foreign currency                          (12)             (1,185)
                                                                            ------------        ------------
  Net increase (decrease) in net assets resulting from operations            (47,490,964)         12,611,084
                                                                            ------------        ------------

DISTRIBUTIONS:
  Dividends to shareholders from net investment income                        (2,415,022)         (2,177,694)
  Distributions to shareholders from net realized gains on investments        (3,585,740)         (7,077,506)
                                                                            ------------        ------------
                                                                              (6,000,762)         (9,255,200)
                                                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                               256,254,007         185,780,011
  Net asset value of shares issued in reinvestment of
     dividends and distributions                                               5,816,114           8,778,340
  Cost of shares redeemed                                                   (114,898,657)        (64,706,609)
                                                                            ------------        ------------
  Net increase in net assets resulting from capital share transactions       147,171,464         129,851,742
                                                                            ------------        ------------
  Net increase in net assets                                                  93,679,738         133,207,626
  Net assets at beginning of period                                          275,666,475         142,458,849
                                                                            ------------        ------------
  Net assets at end of period
    (including undistributed net investment income of
    $3,036,424 and $1,860,290, respectively)                                $369,346,213        $275,666,475
                                                                            ============        ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       36
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                       YEARS ENDED OCTOBER 31,
                                                    --------------------------------------------------------------
                                                     2002          2001          2000          1999          1998
                                                    ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period                $14.33        $13.86        $11.33        $10.66        $12.37
                                                    ------        ------        ------        ------        ------
Income (loss) from Investment Operations:
  Net investment income                               0.14          0.14          0.19          0.09          0.08
  Net gain (loss) on securities (both realized
    and unrealized)                                  (1.26)         1.23          2.44          0.67         (1.73)
                                                    ------        ------        ------        ------        ------
  Total from Investment Operations                   (1.12)         1.37          2.63          0.76         (1.65)
                                                    ------        ------        ------        ------        ------
Less Distributions:
  Dividends from net investment income               (0.12)        (0.21)        (0.10)        (0.09)        (0.06)
  Distributions from realized gains                  (0.17)        (0.69)         0.00          0.00          0.00
                                                    ------        ------        ------        ------        ------
  Total Distributions                                (0.29)        (0.90)        (0.10)        (0.09)        (0.06)
                                                    ------        ------        ------        ------        ------
Net Asset Value, End of Period                      $12.92        $14.33        $13.86        $11.33        $10.66
                                                    ======        ======        ======        ======        ======
Total Return                                         (8.12%)       10.54%        23.30%         7.12%       (13.36%)
Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)        $369,346      $275,666      $142,459      $121,895      $139,557
  Ratio of Expenses to Average Net Assets             1.17%         1.23%         1.30%         1.28%         1.28%
  Ratio of Net Investment Income to
    Average Net Assets                                1.03%         1.16%         1.43%         0.72%         0.72%
  Portfolio Turnover Rate                               19%           18%           19%           10%            6%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       37
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

================================================================================

                               [Graphic Omitted]

                             PERFORMANCE INFORMATION

                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return

                                                                 Since Inception
1 Year        2 Years      3 Years      4 Years      5 Years        (4/1/97)
(8.12%)        0.78%        7.79%        7.62%        3.05%          6.71%


        [The table below represents a line chart in the printed report.]

                                          Russell 2000             Russell 2000
                      TASCX*              Index*                   Value Index*
                      ------              ------------             ------------
4/1/97               10,000               10,000                   10,000
10/31/97             12,370               12,811                   11,690
10/31/98             10,717.4             11,319.8                 10,791
10/31/99             11,480.4             13,011                   10,868.7
10/31/00             14,155.4             15,300.9                 12,749
10/31/01             15,647.4             13,376.9                 13,864.6
10/31/02             14,376.8             11,829.2                 13,513.8


* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                       38
================================================================================

================================================================================

                               [Graphic Omitted]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

I am pleased to provide you with Third Avenue Real Estate Value Fund's (the "Fund") report for the fiscal year ended October 31, 2002 (the Fund's fourth full year of operation since its inception on September 17, 1998). At October 31, 2002, the audited net asset value attributable to the 21,112,267 shares outstanding was $15.73 per share. This compares with the Fund's unaudited net asset value of $16.23 per share at July 31, 2002 and an audited net asset value, adjusted for a subsequent distribution to shareholders, of $14.66 per share at October 31, 2001. Including the reinvestment of dividends and capital gains, the Fund's one-year return was 7.17%; its three-year annualized return was 15.93%; and its annualized return since inception was 14.43%. At December 16, 2002, the unaudited net asset value was $16.28 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 2002, the Fund's outstanding shares increased to 21.1 million shares from 19.7 million shares--an increase of 7.2%; net assets increased from $319.5 million to $332.0 million--an increasE of 3.8%; and net asset value per share decreased to $15.73 from $16.23--a decrease of 3.1%. Cash and short-term investments at year-end totaled 9.4% of net assets, compared to 8.2% at the end of the last fiscal quarter. At October 31, 2002, the Fund's top ten positions accounted for approximately 58% of the Fund's net assets. The following summarizes the Fund's investment activity during the quarter.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         NEW POSITIONS ACQUIRED

$2,000,000               Champion Enterprises, Inc., 7.625% Senior Subordinated
                         Notes, due 5/15/09 ("Champion Notes")

600,000 shares           American Financial Realty Trust Common Stock
                         ("American Financial Common")

50,100 shares            Clayton Homes, Inc. Common Stock
                         ("Clayton Common")

106,755 shares           Frank's Nursery & Crafts, Inc. Common Stock
                         ("Frank's Common")

267,800 shares           Public Storage, Inc. Common Stock
                         ("Public Common")

                         INCREASES IN EXISTING POSITIONS

72,000 shares            American Land Lease, Inc. Common Stock
                         ("American Land Common")

--------------------------------------------------------------------------------
                                       39
================================================================================

================================================================================

                               [Graphic Omitted]

NUMBER OF SHARES         INCREASES IN EXISTING POSITIONS (CONTINUED)

10,000 shares            Anthracite Capital, Inc. 10% Series B Convertible
                         Preferred Stock ("Anthracite Preferred")

5,000 shares             Avatar Holdings, Inc. Common Stock
                         ("Avatar Common")

158,100 shares           Brookfield Properties Corp. Common Stock
                         ("Brookfield Common")

89,900 shares            Capital Trust, Inc. Common Stock
                         ("Capital Trust Common")

166,500 shares           Catellus Development Corp. Common Stock
                         ("Catellus Common")

62,500 shares            Deltic Timber Corp. Common Stock
                         ("Deltic Common")

108,400 shares           Forest City Enterprises, Inc. Class A Common Stock
                         ("Forest City Common")

265,900 shares           Modtech Holdings, Inc. Common Stock
                         ("Modtech Common")

53,900 shares            One Liberty Properties, Inc. Common Stock
                         ("One Liberty Common")

210,400 shares           Prime Group Realty Trust Common Stock
                         ("Prime Common")

35,000 shares            ProLogis Trust Common Stock
                         ("ProLogis Common")

17,000 shares            PS Business Parks, Inc. Common Stock
                         ("PSB Common")

71,400 shares            The St. Joe Company Common Stock
                         ("St. Joe Common")

17,800 shares            Tejon Ranch Company Common Stock
                         ("Tejon Common")

189,700 shares           Trammell Crow Company Common Stock
                         ("Trammell Crow Common")

--------------------------------------------------------------------------------
                                       40
================================================================================

================================================================================

                               [Graphic Omitted]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         REDUCTIONS IN EXISTING POSITIONS

$541,224                 Federal Home Loan Mortgage Corp.
                         REMIC Trust 2410 Class SK Inverse Floater
                         ("Freddie Mac Inverse Floaters")

$1,323,187               Federal National Mortgage Association
                         REMIC Trust 1999-48 Class SB Inverse Floater
                         ("Fannie Mae Inverse Floaters")

$367,880                 Federal National Mortgage Association
                         REMIC Trust 2002-31 Class SB Inverse Floater
                         ("Fannie Mae Inverse Floaters")

$1,028,481               Government National Mortgage Association
                         REMIC Trust 2002-21 Class SA Inverse Floater
                         ("Ginnie Mae Inverse Floaters")

$388,000 Imperial Credit Industries, Inc. 12% Senior Notes due 6/30/05 ("Imperial 12% Notes")

$1,075,000               Imperial Credit Industries, Inc. 9.75% Senior Notes
                         due 1/15/04 ("Imperial 9.75% Notes")

18,583 warrants          Imperial Credit Industries, Inc. Common Stock Warrants
                         ("Imperial Warrants")

209,500 shares           LNR Property Corp. Common Stock
                         ("LNR Common")

                         POSITIONS ELIMINATED

$2,000,000               Amresco, Inc. 10% Senior Notes due 3/15/04
                         ("Amresco Notes")

$1,234,600               Frank's Nursery & Crafts, Inc.
                         10.25% Senior Subordinated Notes due 3/1/08
                         ("Frank's Notes")

$5,675,000               Rouse Company 8.5% Senior Notes due 1/15/03
                         ("Rouse Notes")

$500,000                 USG Corp., 8.5% Senior Notes due 8/1/05
                         ("USG 8.5% Notes")

66,000 shares            First American Corporation Common Stock
                         ("First American Common")

--------------------------------------------------------------------------------
                                       41
================================================================================

================================================================================

                               [Graphic Omitted]

DISCUSSION OF QUARTERLY ACTIVITY

The Fund initiated investments in the securities of two companies involved in the manufactured housing business--one of which appears to be extremely well-financed (Clayton Homes), and one not-so-well-financed (Champion Enterprises). The manufactured housing business has been in a downturn since 1998 when home shipments peaked at 373,000 units. Industry estimates of only 180,000 shipments in 2002 illustrate the severity of the downturn. From 1991 to 1998, industry shipments grew at an average rate of 11.8% per year after about 10 prior years of relatively flat to negative growth. Industry growth during the 1990's was attributed to an improving economy and product improvements. However, easy credit made available through Wall Street's appetite for sub-prime loans (backed by manufactured homes) for inclusion in asset-backed securities fueled unsustainable growth. Competition for loans resulted in loose underwriting standards by many lenders, and ultimately, a dramatic increase in default rates. Factors contributing to the industry downturn include the general economic environment, an unprecedented number of loan defaults and repossessed inventory, and the exit of several lenders from the manufactured housing finance business resulting in tighter credit standards by remaining lenders.

Champion Enterprises is the largest producer of manufactured homes in the United States, with nearly a 20% market share. Historically, the company was primarily engaged in manufacturing and sales to independent retailers. The company leveraged up in the late 1990's and engaged in a failed acquisition strategy--buying hundreds of retail sales centers. Over the last two years, many of these sales centers proved to be unprofitable and have been closed. Despite the horrendous industry conditions, the company has been able to maintain liquidity and substantial cash balances. The Champion Notes seem to be mispriced by the market. The Fund acquired Champion Notes at about 33% of face amount--which gives us a current yield of 22% and a yield-to-maturity of about 33%. The company seems to be taking the appropriate steps to cut overhead costs and consolidate operations by closing manufacturing plants and sales centers. Unless the industry remains in a depression for a few more years, it seems unlikely that the company will encounter liquidity problems that would cause a monetary default. In that event, however, the Fund seems to be well positioned to participate in any reorganization, which would likely be a conversion of the Champion Notes for equity in the company.

Clayton Homes is a fully vertically integrated manufactured housing company with 20 manufacturing plants and a distribution network of 290 company-owned dealers and over 600 independent dealers. Clayton's wholesale market share is approximately 12%. The company finances home sales through its subsidiary, Vanderbilt Mortgage, and owns 83 manufactured home communities containing over 21,000 sites. Clayton is clearly the class act of the manufactured home industry. The company has an unquestionably strong balance sheet with very little debt, and it has managed to maintain profitability throughout the downturn. The Fund acquired Clayton Common at less than 10 times peak earnings and at a slight premium to book value. When the industry recovers, Clayton should be in a position to pick up market share from the weaker (highly leveraged) companies.

The Fund initiated investments in the common stocks of two REITs--American Financial Realty Trust and Public Storage, Inc. American Financial is a newly organized REIT that acquires corporate owned real estate assets, primarily single-tenant bank branches and multi-tenant office buildings, from financial institutions. The Fund purchased American Financial Common from the company in a non-public offering. With the completion of the offering,

--------------------------------------------------------------------------------
                                       42
================================================================================

================================================================================

                               [Graphic Omitted]

American Financial has a portfolio of bank branches and office buildings and a strong capital base that will be used to make property acquisitions--many of which are already under contract with several financial institutions. American Financial Common does not yet trade on a national exchange (such as the New York Stock Exchange), but the company is required to file a registration statement with the Securities and Exchange Commission ("SEC") (a public filing) within nine months after the offering. When the registration statement becomes effective, the shares should be listed on a national exchange.

Public Storage is the largest owner and operator of self-storage properties in the United States. The company has almost no debt on its balance sheet--choosing instead to finance its assets by utilizing a fixed capital structure of primarily investment-grade rated perpetual preferred stock and common stock. The company's preferred stock issues are generally callable by the company any time following five years after issuance. This structure provides the company with fixed-rate, long-term (no maturity date) financing that it is able to call after five years if more favorable financing becomes available. The Fund acquired Public Storage Common at what appear to be opportunistic prices due to Wall Street analysts downgrading the stock after the company reported weaker quarterly results. The resulting "run for the exits" by outlook-conscious investors pushed the stock price down to levels that reflect a substantial discount to net asset value and bear no relationship to the company's long-term growth prospects and fundamentals.

The Fund received Frank's Common in exchange for its Frank's Notes pursuant to the implementation of Frank's Chapter 11 plan of reorganization. Frank's Common began trading in the over-the-counter market shortly after issuance. The Fund sold its position in Amresco Notes upon the confirmation of Amresco's Chapter 11 plan of reorganization. Pursuant to the plan, the company's assets were to be contributed to a liquidating trust and noteholders were to receive non-transferable ownership certificates of the trust. Our original analysis of Amresco Notes was flawed -- we overestimated the liquidation value of the company's complex mix of mortgage loans, properties and mortgage-backed securities and underestimated the expenses involved in completing the bankruptcy process. The Fund's return on its small investment in Amresco Notes was a negative 13.7% over 11 months. The Fund originally invested in Rouse Notes as a short-term cash alternative. Rouse paid off the notes three months prior to maturity at par plus a premium for early payoff. The Fund sold its small positions in First American Common and USG 8.5% Notes for liquidity purposes. The Fund received substantial principal payments on its Inverse Floaters as prepayments on mortgages accelerated due to historically low mortgage rates. Since all of the Inverse Floaters were purchased at a price of par or less, our yield is not negatively impacted by prepayments. Since our coupons are inversely related to short-term interest rates (LIBOR), the current yield on the Fund's Inverse Floaters ranges from 16% to 20%. The Fund reduced its position in LNR Common when the market price for the stock appreciated during the quarter, causing the position to exceed our internal limitation on individual positions.

The Fund was fortunate to have cash reserves available, allowing Fund management to take advantage of market volatility and bargain prices, and to increase positions in core holdings including Brookfield Common, Catellus Common, Forest City Common, Modtech Common, Prologis Common, St. Joe Common and Trammell Crow Common.

--------------------------------------------------------------------------------
                                       43
================================================================================

================================================================================

                               [Graphic Omitted]

HISTORICAL PERFORMANCE

October 31, 2002 marked the end of the Fund's fourth full year of investment activity. I am pleased with the Fund's overall performance record. During this four-year period, the Fund had the best performance record of the 101 real estate mutual funds monitored by Morningstar with at least a four-year operating history as of October 31, 2002. The Fund's annual and four-year returns as compared to the relative indices are shown below:

-------------------------------------------------------------------------------------------------------------------
                                                                                   BLOOMBERG         MORGAN
                            THIRD AVENUE       WILSHIRE RE       BLOOMBERG           REIT            STANLEY
                             REAL ESTATE       SECURITIES          REOC            SMALL-CAP          REIT
                             VALUE FUND*         INDEX*           INDEX*            INDEX*           INDEX*
-------------------------------------------------------------------------------------------------------------------
ANNUAL RETURN:
Year ended 10/31/99              8.86%           (4.79%)          (0.41%)           (2.59%)          (6.26%)
Year ended 10/31/00             26.51%           22.07%           14.98%            10.07%           18.20%
Year ended 10/31/01             14.91%           10.24%            9.15%            18.66%           13.26%
Year ended 10/31/02              7.17%            5.63%           (1.50%)           14.55%            6.69%

CUMULATIVE 4-YEAR RETURN        69.60%           35.33%           23.12%            45.73%           33.88%
4-YEAR ANNUALIZED RETURN        14.12%            7.85%            5.33%             9.86%            7.56%
-------------------------------------------------------------------------------------------------------------------

  Source: Bloomberg
* All returns include reinvestment of dividends.

Most investors tend to rely very heavily upon historical performance when deciding to invest in a mutual fund. While a fund's past performance--especially when evaluated relative to its peers--can be an INDICATION of A competent management team and sound investment strategy, it unfortunately cannot assure future performance. In large part, the future performance of a fund with a buy-and-hold strategy is likely to be determined by the quality of its existing portfolio. An investor in any of Third Avenue's funds can read our quarterly reports and feel pretty comfortable that the vast majority of the securities held at quarter-end are still in the portfolio. Conversely, by the time a fund which employs a high-turnover strategy issues its quarterly (or, in many cases, semi-annual) report to shareholders, chances are the portfolio is already very different. In this case, other than past performance, investors have very little information with which to make an investment decision.

In the case of the Third Avenue Real Estate Value Fund, the portfolio has been pretty consistent from quarter to quarter. The portfolio turnover ratio has been on average less than 17% each year since inception, and we have been able to generate above-average returns without incurring significant transaction expenses or tax consequences. The low turnover illustrates our comfort with the Fund's core holdings, many of which have been in the Fund since the first year of operations. These holdings consist of common stocks of extremely well capitalized real estate companies that trade, on average, at more than 20% below our estimate of net asset value ("NAV"). The core holdings have contributed substantially to the Fund's overall performance, but the contributions were not solely due to the fact that the Fund purchased them at substantial discounts to NAV.

--------------------------------------------------------------------------------
                                       44
================================================================================

================================================================================

                               [Graphic Omitted]

A good example is LNR Common, which the Fund first acquired in 1998. In four years, LNR Common has approximately doubled in price. Not coincidentally, LNR's book value per share also doubled and its NAV increased more than 50%. Four years ago, LNR Common traded at a 40% to 50% discount to NAV. Currently, it trades at a 30% to 40% discount. The discount to NAV has shrunk--contributing somewhat to performance--but much of the stock pricE appreciation is attributable to solid operating results, earnings growth, retained earnings and growth in book value and NAV.

The quality of the existing portfolio should be a key factor in determining future performance of any fund. I feel very comfortable with the quality of the Fund's existing portfolio. The common stocks in the portfolio are issued, for the most part, by well managed and strongly financed companies who are not reliant upon access to capricious capital markets to maintain liquidity or sustain growth. To the extent these companies do need to access capital markets, they tend to be able to control the timing of entering the markets--a distinct advantage over many companies (in many industries) that find themselves in trouble because they can't control the timing. The debt securities in the portfolio consist of primarily performing loans with above-average current yields and yields to maturity. We are cognizant of the risks of monetary defaults and try to build those risks into our analysis and pricing, giving us comfort that we should do pretty well if reorganizations become necessary.

SHAREHOLDER DISTRIBUTIONS

On December 17, 2002, a distribution of approximately $0.48 per share is to be made to shareholders of record as of December 16, 2002. Of this estimated amount, $0.20 represents long-term capital gains, $0.10 represents short-term capital gains, and $0.18 represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued common shares of the Fund.

I look forward to writing to you again when we publish our quarterly report for the period ending January 31, 2003. Best wishes for a safe, healthy and prosperous New Year.

Sincerely,

/s/ Michael H. Winer
--------------------
Michael H. Winer
Portfolio Manager,
Third Avenue Real Estate Value Fund

--------------------------------------------------------------------------------
                                       45
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2002

                             PRINCIPAL                                                                     VALUE            % OF
                             AMOUNT ($)   ISSUES                                                          (NOTE 1)        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS,
CONVERTIBLE BONDS
AND EQUIVALENTS - 2.20%

Building Materials              600,000   USG Corp. 9.25%, due 09/15/01 (a)*                            $     482,250
                                                                                                        -------------
                                725,000   USG Corp. (Oregon State Solid Waste Disposal Facilities)
                                          Revenue Bonds 6.40%, due 12/01/29 (a)*                              507,500
                                                                                                        -------------
                                                                                                              989,750       0.30%
                                                                                                        -------------
Diversified Financial         1,504,000   Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (a)*            60,160
Services                        464,000   Imperial Credit Industries, Inc. 12.00%, due 06/30/05 (a)*           37,120
                                                                                                        -------------
                                                                                                               97,280       0.03%
                                                                                                        -------------
Hotels & Motels               6,250,000   Lodgian, Inc. 7.00%, due 06/30/10 (a) (c)*                          375,000       0.11%
                                                                                                        -------------
Manufactured Housing          2,000,000   Champion Enterprises, Inc. 7.625%, due 05/15/09                     670,000       0.20%
                                                                                                        -------------
Real Estate Investment        4,060,000   EOP Operating LP 6.50%, due 01/15/04                              4,201,361       1.27%
Trusts                                                                                                  -------------

Real Estate Operating         1,000,000   LNR Property Corp. 9.375%, due 03/15/08                             980,000       0.29%
Companies                                                                                               -------------
                                          TOTAL CORPORATE BONDS, CONVERTIBLE BONDS AND EQUIVALENTS
                                          (Cost $9,395,156)                                                 7,313,391
                                                                                                        -------------
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 2.80%
Federal Home Loan               658,776   FHR 2410 SK 18.60% Inverse Floater, due 02/15/32                    677,887       0.20%
Mortgage Corp.                                                                                          -------------

Federal National              1,222,866   FNR 1999-48 SB 16.30% Inverse Floater, due 09/25/28               1,254,030
Mortgage Association          4,217,078   FNR 2002-31 SB 17.34% Inverse Floater, due 05/25/32               4,515,884
                                                                                                        -------------
                                                                                                            5,769,914       1.74%
                                                                                                        -------------
Government National           2,647,443   GNMA 02-21 SA 14.87% Inverse Floater, due 07/16/31                2,844,176       0.86%
Mortgage Association                                                                                    -------------
                                          TOTAL MORTGAGE BACKED SECURITIES
                                          (Cost $8,660,934)                                                 9,291,977
                                                                                                        -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       46
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                             PRINCIPAL                                                                     VALUE            % OF
                             AMOUNT ($)   ISSUES                                                          (NOTE 1)        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOAN - 1.50%
Retail                        5,000,000   Frank's Nursery & Crafts, Inc. 10.15%, due 05/21/05 (c)       $   5,000,000       1.50%
                                                                                                        -------------
                                          TOTAL MORTGAGE LOAN
                                          (Cost $5,000,000)                                                 5,000,000
                                                                                                        -------------
                             SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.51%
Real Estate Investment           83,332   Anthracite Capital, Inc. 10% Series B                             1,687,473       0.51%
Trusts                                                                                                  -------------
                                          TOTAL PREFERRED STOCK
                                          (Cost $1,611,641)                                                 1,687,473
                                                                                                        -------------
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 83.55%
Assisted Living Facilities       25,571   CareMatrix Corp. (a) (c)                                             93,847       0.03%
                                                                                                        -------------
Diversified Financial           239,900   Capital Trust (a)                                                 1,163,515
Services                         22,223   Imperial Credit Industries, Inc. Warrants (a)                            --
                                                                                                        -------------
                                                                                                            1,163,515       0.35%
                                                                                                        -------------
Manufactured Housing             50,100   Clayton Homes, Inc.                                                 567,132
                                 60,000   Coachmen Industries, Inc.                                           813,000
                                520,800   Modtech Holdings, Inc. (a) (b)                                    4,890,312
                                                                                                        -------------
                                                                                                            6,270,444       1.89%
                                                                                                        -------------
Natural Resources                85,200   Deltic Timber Corp.                                               2,247,576
                                  4,000   TimberWest Forest Corp. (Canada)                                     30,151
                                                                                                        -------------
                                                                                                            2,277,727       0.68%
                                                                                                        -------------
Real Estate Investment          600,000   American Financial Realty Trust (c)                               6,360,000
Trusts                          411,298   American Land Lease, Inc. (d)                                     5,741,720
                                103,000   Anthracite Capital, Inc.                                          1,089,740
                                 31,000   Atlantic Realty Trust, Inc.                                         323,950
                                125,500   Golf Trust of America, Inc.                                         158,130
                                229,200   Kimco Realty Corp.                                                6,944,760
                                122,500   Koger Equity, Inc.                                                1,901,200

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       47
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                                           VALUE            % OF
                                 SHARES   ISSUES                                                          (NOTE 1)        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Real Estate Investment          350,400   One Liberty Properties, Inc. (d)                              $   5,199,936
Trusts (continued)              671,300   Prime Group Realty Trust (a)                                      2,987,285
                                563,602   ProLogis Trust                                                   13,639,168
                                357,400   PS Business Parks, Inc.                                          11,326,006
                                267,800   Public Storage, Inc.                                              7,878,676
                                272,100   RAIT Investment Trust                                             5,771,241
                                336,800   Vornado Realty Trust                                             12,377,400
                                                                                                        -------------
                                                                                                           81,699,212      24.61%
                                                                                                        -------------
Real Estate Management          142,000   Jones Lang LaSalle, Inc. (a)                                      2,392,700
                              1,070,700   Trammell Crow Co. (a)                                             9,582,765
                                 50,000   Trammell Crow Co. (a) (c)                                           436,315
                                                                                                        -------------
                                                                                                           12,411,780       3.74%
                                                                                                        -------------
Real Estate Operating           350,900   Avatar Holdings, Inc. (a)                                         7,796,998
Companies                     1,365,200   Brookfield Properties Corp.                                      24,300,560
                              1,220,600   Catellus Development Corp. (a)                                   21,726,680
                                510,000   Consolidated-Tomoka Land Co. (d)                                  9,307,500
                              1,041,300   Forest City Enterprises, Inc. Class A                            32,384,430
                                757,200   LNR Property Corp. (b)                                           26,994,180
                                304,980   Tejon Ranch Co. (a)                                               8,173,464
                                832,200   The St. Joe Co.                                                  24,283,596
                                100,000   The St. Joe Co. (a) (c)                                           2,772,100
                                827,550   Wellsford Real Properties, Inc. (a) (d)                          14,275,238
                                                                                                        -------------
                                                                                                          172,014,746      51.81%
                                                                                                        -------------
Retail                        1,249,999   Frank's Nursery & Crafts, Inc. Warrants (a) (c)                   1,287,499
                                106,755   Frank's Nursery & Crafts, Inc. (a)                                  161,200
                                                                                                        -------------
                                                                                                            1,448,699       0.44%
                                                                                                        -------------
                                          TOTAL COMMON STOCKS AND WARRANTS
                                          (Cost $284,519,199)                                             277,379,970
                                                                                                        -------------
------------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       48
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                             PRINCIPAL                                                                     VALUE            % OF
                             AMOUNT ($)   ISSUES                                                          (NOTE 1)        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.41%

U.S. Treasury Bills           3,000,000   U.S. Treasury Bill 1.65%+, due 11/21/02 (e)                   $   2,997,654
                              5,000,000   U.S. Treasury Bill 1.57%+, due 11/29/02                           4,994,455
                             10,000,000   U.S. Treasury Bill 1.66%+, due 01/23/03                           9,966,800
                                                                                                        -------------
                                                                                                           17,958,909       5.41%
                                                                                                        -------------
                                          TOTAL SHORT TERM INVESTMENTS
                                          (Cost $17,954,990)                                               17,958,909
                                                                                                        -------------
                                          TOTAL INVESTMENT PORTFOLIO - 95.97%
                                          (Cost $327,141,920)                                             318,631,720
                                                                                                        -------------
                                          CASH & OTHER ASSETS LESS
                                          LIABILITIES - 4.03%                                              13,365,708
                                                                                                        -------------
                                          NET ASSETS - 100.00%                                          $ 331,997,428
                                          (Applicable to 21,112,267                                     =============
                                          shares outstanding)

Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restricted / fair valued securities.
(d) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).
(e)  Segregated for future Fund commitments.
  *  Issuer in default.
  +  Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       49
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $291,250,164)        $284,107,326
    Affiliated issuers (identified cost of $35,891,756)             34,524,394
                                                                  ------------
       Total investments (identified cost of $327,141,920)         318,631,720
Cash                                                                14,682,275
Receivable for fund shares sold                                        999,904
Dividends and interest receivable                                      318,461
Collateral on loaned securities (Note 1)                                82,735
Other assets                                                            30,302
                                                                  ------------
       Total assets                                                334,745,397
                                                                  ------------

LIABILITIES:
Payable for fund shares redeemed                                       541,366
Payable for securities purchased                                     1,694,749
Payable to investment adviser                                          253,192
Accounts payable and accrued expenses                                  155,623
Payable for service fees (Note 3)                                       20,304
Collateral on loaned securities (Note 1)                                82,735
Commitments (Note 6)                                                        --
                                                                  ------------
       Total liabilities                                             2,747,969
                                                                  ------------
       Net assets                                                 $331,997,428
                                                                  ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    21,112,267 shares outstanding                                 $331,852,571
Accumulated undistributed net investment income                      2,109,453
Accumulated undistributed net realized gains from
    investment transactions                                          6,545,604
Net unrealized depreciation of investments                          (8,510,200)
                                                                  ------------
       Net assets applicable to capital shares outstanding        $331,997,428
                                                                  ============
Net asset value, offering and redemption price per share                $15.73
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       50
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
    Interest                                                       $ 2,558,663
    Dividends-unaffiliated issuers (net of foreign
       withholding tax of $50,446)                                   2,428,182
    Dividends-affiliated issuers                                       460,668
    Other income                                                        42,213
                                                                   -----------
       Total investment income                                       5,489,726
                                                                   -----------

EXPENSES:
    Investment advisory fees (Note 3)                                2,297,198
    Service fees (Note 3)                                              162,076
    Administration fees (Note 3)                                       156,040
    Transfer agent fees                                                 98,062
    Reports to shareholders                                             84,912
    Registration and filing fees                                        75,547
    Directors' fees and expenses                                        67,268
    Accounting services                                                 62,290
    Custodian fees                                                      59,698
    Auditing and tax consulting fees                                    29,569
    Miscellaneous expenses                                               5,400
    Legal fees                                                           4,100
    Insurance expenses                                                   1,103
                                                                   -----------
       Total operating expenses                                      3,103,263
                                                                   -----------
       Repayment of reimbursed expenses                                487,642
                                                                   -----------
       Net expenses                                                  3,590,905
                                                                   -----------
       Net investment income                                         1,898,821
                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments                                6,784,187
    Net realized losses on foreign currency transactions                   (13)
    Net change in unrealized depreciation on investments           (11,445,191)
                                                                   -----------
       Net realized and unrealized losses on investments            (4,661,017)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(2,762,196)
                                                                   ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       51
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR             FOR THE YEAR
                                                                                 ENDED                    ENDED
                                                                            OCTOBER 31, 2002         OCTOBER 31, 2001
                                                                            ----------------         ----------------
OPERATIONS:
    Net investment income                                                     $  1,898,821             $  1,373,499
    Net realized gains on investments                                            6,784,187                1,677,547
    Net realized gains (losses) on foreign currency transactions                       (13)                      --
    Net change in unrealized appreciation (depreciation) on investments        (11,445,191)                 246,292
                                                                              ------------             ------------
    Net increase (decrease) in net assets resulting from operations             (2,762,196)               3,297,338
                                                                              ------------             ------------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                        (1,529,455)                (517,638)
    Distributions to shareholders from net realized gains on investments        (1,610,560)                (561,571)
                                                                              ------------             ------------
                                                                                (3,140,015)              (1,079,209)
                                                                              ------------             ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                               317,354,866               83,815,312
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                               2,987,146                1,035,492
    Cost of shares redeemed                                                    (79,678,560)             (13,797,702)
                                                                              ------------             ------------
    Net increase in net assets resulting from capital
       share transactions                                                      240,663,452               71,053,102
                                                                              ------------             ------------
    Net increase in net assets                                                 234,761,241               73,271,231
    Net assets at beginning of period                                           97,236,187               23,964,956
                                                                              ------------             ------------
    Net assets at end of period
       (including undistributed net investment income of
       $2,109,453 and $1,402,664, respectively)                               $331,997,428             $ 97,236,187
                                                                              ============             ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       52
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                        YEARS ENDED OCTOBER 31,
                                                  -----------------------------------------------------------------
                                                   2002           2001           2000          1999           1998*
                                                  ------         ------         ------        ------         ------
Net Asset Value, Beginning of Period              $15.04         $13.64         $11.09        $10.28         $10.00
                                                  ------         ------         ------        ------         ------
Income from Investment Operations:
    Net investment income                           0.06           0.18           0.36          0.20           0.02
    Net gain on securities (both realized
       and unrealized)                              1.02           1.78           2.50          0.71           0.26
                                                  ------         ------         ------        ------         ------
    Total from Investment Operations                1.08           1.96           2.86          0.91           0.28
                                                  ------         ------         ------        ------         ------
Less Distributions:
    Dividends from net investment income           (0.19)         (0.27)         (0.25)        (0.10)          0.00
    Distributions from realized gains              (0.20)         (0.29)         (0.06)         0.00           0.00
                                                  ------         ------         ------        ------         ------
    Total Distributions                            (0.39)         (0.56)         (0.31)        (0.10)          0.00
                                                  ------         ------         ------        ------         ------
Net Asset Value, End of Period                    $15.73         $15.04         $13.64        $11.09         $10.28
                                                  ======         ======         ======        ======         ======
Total Return                                        7.17%         14.91%         26.51%         8.86%          2.80%(1)
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)    $331,997        $97,236        $23,965        $8,312           $713
    Ratio of Expenses to Average Net Assets
       Before expense reimbursement / repayment     1.22%          1.66%          2.58%         5.38%         81.89%(2)
       After expense reimbursement / repayment      1.41%          1.50%          1.50%         1.87%          1.90%(2)
    Ratio of Net Investment Income (Loss) to
       Average Net Assets
       Before expense reimbursement / repayment     0.93%          2.64%          2.81%        (0.31%)       (77.33%)(2)
       After expense reimbursement / repayment      0.74%          2.79%          3.89%         3.20%          2.66%(2)
    Portfolio Turnover Rate                           21%            20%            23%            5%             0%(1)

(1) Not Annualized
(2) Annualized
* The Fund commenced investment operations on September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       53
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

================================================================================

                               [Graphic Omitted]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND AND THE BLOOMBERG REIT SMALL CAP INDEX AND THE BLOOMBERG
  REAL ESTATE OPERATING COMPANY INDEX AND THE WILSHIRE REAL ESTATE SECURITIES
                    INDEX AND THE MORGAN STANLEY REIT INDEX

                           Average Annual Total Return

                                                                Since Inception
         1 Year        2 Years       3 Years        4 Years        (9/17/98)
          7.17%         10.97%        15.93%         14.12%          14.43%

[Data below represents line chart in printed piece.]

                          Bloomberg REIT        Bloomberg Real         Wilshire Real       Morgan Stanley
              TAREX*        Small Cap*       Estate Operating Co.*   Estate Securities*      REIT Index*
              ------      --------------     --------------------    ------------------    --------------
9/17/98       10,000          10,000              10,000                10,000               10,000
10/31/98      10,280          10,402              10,471.4              10,567               10,534
10/31/99      11,190.8        10,132.6            10,428.4              10,060.5              9,874.57
10/31/00      14,157.5        11,152.9            11,990.6              12,280.8             11,671.7
10/31/01      16,268.4        13,234.1            13,087.8              13,538               13,219.4
10/31/02      17,434.8        15,159.6            12,891.4              14,300.2             14,103.8

* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                       54
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

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                               [Graphic Omitted]

                      THIRD AVENUE INTERNATIONAL VALUE FUND

Dear Fellow Shareholders:

At October 31, 2002, the audited net asset value attributable to the 2,367,383 shares outstanding of the Third Avenue International Value Fund (the "Fund") was $9.73 per share, compared with the Fund's unaudited net asset value at July 31, 2002 of $9.86 per share. At December 16, 2002, the unaudited net asset value was $9.59 per share.

QUARTERLY ACTIVITY:

In the most recent quarter of operations, the Fund established new positions in the common stocks of six companies and added to positions in the common stocks (or units) of 20 companies.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

25,700 shares                       Bergesen DY ASA Common Stock
                                    ("Bergesen Common")

175,000 shares                      Boosey & Hawkes plc Common Stock
                                    ("Boosey Common")

42,500 shares                       Cap Gemini SA Common Stock
                                    ("Cap Gemini Common")

90,000 shares                       Investor AB Class A Common Stock
                                    ("Investor AB Common")

250,000 shares                      Singer & Friedlander Group plc Common Stock
                                    ("S & F Common")

45,000 shares                       Sompo Japan Insurance Inc. Common Stock
                                    ("Sompo Common")

                                    INCREASES IN EXISTING POSITIONS

15,000 shares                       Asatsu-DK Inc. Common Stock
                                    ("Asatsu Common")

370,000 shares                      Boardroom Ltd. Common Stock
                                    ("Boardroom Common")

625,000 shares                      BRIT Insurance Holdings plc Common Stock
                                    ("BRIT Common")

195,500 shares                      Cable & Wireless plc Common Stock
                                    ("C & W Common")

26,900 shares                       Canfor Corporation Common Stock
                                    ("Canfor Common")

--------------------------------------------------------------------------------
                                       55
================================================================================

================================================================================

                               [Graphic Omitted]

NUMBER OF SHARES                 INCREASES IN EXISTING POSITIONS (CONTINUED)
OR UNITS
500 shares                       E-L Financial Corporation Ltd. Common Stock
                                 ("E-L Financial Common")

3,500 shares                     Fomento de Construcciones y Contratas,
                                 S.A. Common Stock ("Fomento Common")

10,300 shares                    Fording, Inc. Common Stock
                                 ("Fording Common")

10,000 shares                    GEAC Computer Corporation, Ltd. Common Stock
                                 ("GEAC Common")

2,440,000 shares                 Hotung Investment Holdings, Ltd. Common Stock
                                 ("Hotung Common")

67,000 shares                    Hutchison Whampoa Limited Common Stock
                                 ("Hutchison Common")

38,000 shares                    Ichiyoshi Securities Co., Ltd. Common Stock
                                 ("Ichiyoshi Common")

75,000 shares                    JZ Equity Partners PLC Common Stock
                                 ("JZ Common")

25,000 shares                    Makita Corporation Common Stock
                                 ("Makita Common")

10 shares                        Millea Holdings, Inc. Common Stock
                                 ("Millea Common")

150,000 shares                   Noble Group Ltd. Common Stock
                                 ("Noble Common")

65 shares                        Pargesa Holding AG Common Stock
                                 ("Pargesa Common")

73,619 shares                    Telecom Corporation of New Zealand Ltd.
                                 Common Stock ("Telecom Common")

260,000 shares                   Tranz Rail Holdings Ltd. Common Stock
                                 ("Tranz Rail Common")

22,300 units                     Westshore Terminals Income Fund Units
                                 ("Westshore Units")

REVIEW OF QUARTERLY ACTIVITY

Bergesen is a Norwegian shipping company which owns and operates a fleet of liquified natural gas carriers, oil tankers, and to a lesser degree, dry bulk vessels. The company is particularly well-capitalized, both in absolute terms and rela-

--------------------------------------------------------------------------------
                                       56
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

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                               [Graphic Omitted]

tive to its peer group, in this capital intensive and cyclical industry. During the current cyclical downturn in tanker rates, the company has been able to repurchase its shares at prices below its net asset value ("NAV"), while continuing its planned capital expenditure program. In addition, Bergesen's untapped borrowing power should allow it to make opportunistic purchases of shipping capacity, were opportunities to present themselves. The Fund acquired its position at a roughly 26% discount to an estimate of NAV.

Boosey, a U.K.-domiciled company, operates worldwide in two distinct, but related areas: the manufacture and distribution of musical instruments (primarily brass, woodwind and string instruments) and related accessories (e.g., reeds for wind instruments) and in music publishing where it possesses one of the largest catalogs of 20th century music--ranging from earlier classical composers such as Bartok, Bernstein, Britten, and Copland to more recent ones such as John Adams. Once perceived as a growth company capable of capitalizing upon the increasing demand for learning and performing western classical music, particularly in Asian countries, it was valued as such until a succession of earnings disappointments and operational mishaps sharply reduced the company's equity market capitalization to its current level which reflects neither the divisibility of the company (and hence its potential attractiveness to a variety of buyers) nor the estimated value that these businesses could represent in the private market.

Cap Gemini is a Paris-headquartered international management consulting and information technology services company whose profitability has been adversely affected by the downturn in demand for its services across a number of its markets. Exacerbating the impact of the downturn on the company's earnings was a slower than expected response by the company's management which had underestimated the extent of the downturn. The company has since responded with a widespread restructuring which not only focuses on reducing the headcount but also attempts to address the issue of the increasing price competition within a number of segments where it operates. The company is well-capitalized with a cash rich balance sheet, and our average purchase price of these shares was at a discount to the company's net tangible book value and a significant discount to recent acquisitions involving comparable companies.

Investor AB is a Swedish industrial holding company established in 1916, with a number of listed and unlisted holdings constituting its portfolio. The portfolio has historically experienced relatively low rates of turnover and the company's operating style has been to oversee and influence the investee companies' affairs through board level representation. Some of the larger listed holdings are the pharmaceutical company Astra-Zeneca plc, the financial services group Skandinaviska Enskilda Banken, the engineering and mining equipment group Atlas Copco AB, the telecommunications equipment producer Ericsson, and the aircraft and component manufacturer Saab. The opportunity to purchase the common shares of Investor AB at attractive levels, well below their NAV, was provided by forced sales by a financially leveraged holder which coincided with a number of unrelated events which depressed some of Investor AB's significant holdings, including uncertainty relating to a sizable rights issue at Ericsson; and disappointing test results of one of Astra Zeneca's drugs, neither of which we believe is likely to have a material impact on Investor AB's long-term prospects.

Singer & Friedlander ("S & F") is a UK-based financial services company which has two operational arms: merchant banking and asset management. The merchant banking operation comprises primarily secured lending to smaller and mid-sized entities, periodically combined with equity investments in these entities. The asset management business

--------------------------------------------------------------------------------
                                       57
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
================================================================================

                               [Graphic Omitted]

comprises both managed accounts for high net worth individuals and mutual funds. At mid-year 2002, the latter operation had 3.2 billion pounds (roughly US$5 billion at current exchange rates) of assets under management. In addition to these operations, a meaningful part of the company's asset base is comprised of a 30.9% holding in Carnegie AB, the largest stand-alone pan-Nordic company providing investment banking, securities brokerage and investment management services. Carnegie AB's position in its domestic markets has been improving as the larger multinational firms have reduced their Nordic presence to address some of the challenges facing them in their own home markets. The recently passed UK Finance Act has increased the possibility for the sale of this holding by making the gains from such dispositions free of taxation. If this were to occur, it would add further liquidity to S & F's balance sheet--presenting it with alternatives such as return of capital to investors through a dividend or a repurchase, after its internal investment needs were met. The attraction of S & F Common stems not only from S & F's solid balance sheet, the divisibility and the potential salability of its constituent assets/businesses but also from the discount to its underlying NAV at which we could effect the purchase of the stock.

The investment thesis underlying Sompo, the second largest Japanese non-life insurance company, is largely the same as that for our purchase of Millea Common some quarters ago, i.e., if the companies were viewed as closed-end funds, we were purchasing their common shares at meaningful discounts to their NAVs. Operating in a gradually consolidating industry, Sompo continues to improve its underwriting profitability and competitive position through progressive cost reduction and has been aided in the recent periods not only by the benign competitive environment but also by the absence of any major catastrophe-related losses. Absent any substantial adverse event, we would expect it to continue to be an overcapitalized insurer with a growing portfolio of investment holdings.

RESOURCE CONVERSION IN THE FUND'S PORTFOLIO

On October 21st, Fording, a Canadian metallurgical coal producer and one of the Fund's holdings, was the object of a hostile bid by an acquisition group which, in our view, significantly undervalued the company. This was particularly true in light of the long-lived, high quality coal reserves it possesses, which allowed it to stay profitable and generate cash in excess of its capital spending needs, even in the poorest pricing environments. Fording responded with restructuring proposals of its own, the most recent one of which envisions the formation of a new entity which would hold Fording's operations and the metallurgical coal mines of Teck Cominco Ltd. The latter mines are high quality, long-lived operations whose proximity to the Fording metallurgical coal operations suggests the potential for realizing operational economies following the transaction. Each share of Fording Common would be exchanged for a unit in this new entity, which would be structured as an income trust--an entity which would pay out much of its operating income after capital expenses. Separately, responding to shareholder pressure to broaden the field of bidders, the company has signed confidentiality agreements with interested parties to whom it has provided access to proprietary company operating data.

While the final outcome of the process currently under way is an imponderable, we believe that given Fording's size and position in the seaborne metallurgical coal trade, there exist opportunities for the company to participate in the further consolidation of the sector, which would bode well for prospective pricing in the industry, and by implication, for the company's shareholders, such as the Fund.
--------------------------------------------------------------------------------
                                       58
================================================================================

================================================================================

                               [Graphic Omitted]

GEOGRAPHICAL DISTRIBUTION OF INVESTMENTS

At the end of October 2002, the geographical distribution of securities held by the Fund was as follows:

                                                         %
                                                      -------
                      Canada                           19.49
                      United Kingdom                   13.61
                      Japan                             9.75
                      New Zealand                       8.85
                      Singapore                         6.85
                      France                            4.54
                      Hong Kong                         3.66
                      Spain                             2.37
                      Switzerland                       2.30
                      Sweden                            2.26
                      Norway                            2.15
                                                      ------
                      Securities-total                 75.83
                      Cash & Other                     24.17
                                                      ------
                      Total                           100.00
                                                      ======

Note that the table above should be viewed as an EX-POST listing of where our investments reside, period. As we noted in our January 2002 letter, there is no attempt to allocate the portfolio assets between countries (or sectors) based upon an overarching macroeconomic view or index-related considerations.

SHAREHOLDER DISTRIBUTION

On December 17, 2002, a distribution of approximately $0.08 per share, representing ordinary income, is to be made to shareholders of record as of December 16, 2002. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of Third Avenue International Value Common Stock.

I look forward to writing to you again when we publish our next quarterly report for the period ended January 31, 2003. Best wishes for a happy and prosperous New Year.

Sincerely,

/s/ Amit Wadhwaney
------------------
Amit Wadhwaney
Portfolio Manager,
Third Avenue International Value Fund

--------------------------------------------------------------------------------
                                       59
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2002

                                                                                              VALUE      % OF
                           SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 75.83%
Advertising                36,800    Asatsu-DK (Japan)                                   $   635,332      2.76%
                                                                                         -----------
Agriculture                80,000    Agrium, Inc. (Canada) (b)                               787,200      3.42%
                                                                                         -----------
Building & Construction    26,500    Fomento de Construcciones y Contratas, S.A. (Spain)     546,129
Products/Services          88,000    Makita Corp. (Japan)                                    562,454
                                                                                         -----------
                                                                                           1,108,583      4.81%
                                                                                         -----------
Business Development      235,000    JZ Equity Partners PLC (United Kingdom)                 393,395      1.71%
& Investment Companies                                                                   -----------

Corporate Services      1,173,000    Boardroom Ltd. (Singapore)                              302,273      1.31%
                                                                                         -----------
Diversified Operations    137,000    Hutchison Whampoa Ltd. (Hong Kong)                      843,174      3.66%
                                                                                         -----------
Energy/Coal                39,000    Fording, Inc. (Canada)                                  810,030
                          152,300    Westshore Terminals Income Fund (Canada)                501,025
                                                                                         -----------
                                                                                           1,311,055      5.69%
                                                                                         -----------
Forest Products & Paper   100,400    Canfor Corp. (Canada)                                   464,969
                        2,000,000    Rubicon Ltd. (New Zealand) (a)                          700,154
                          100,000    SFK Pulp Fund (Canada)                                  728,211
                                                                                         -----------
                                                                                           1,893,334      8.22%
                                                                                         -----------
IT Services                42,500    Cap Gemini SA (France)                                1,045,065      4.54%
                                                                                         -----------
Insurance               1,125,000    BRIT Insurance Holdings PLC (United Kingdom) (a)      1,082,442
                               60    Millea Holdings, Inc. (Japan)                           448,141
                           45,000    Sompo Japan Insurance Inc. (Japan)                      235,090
                                                                                         -----------
                                                                                           1,765,673      7.67%
                                                                                         -----------
Insurance-Multi Line        2,900    E-L Financial Corp., Ltd. (Canada)                      445,518      1.93%
                                                                                         -----------
Investment Companies       90,000    Investor AB Class A (Sweden)                            520,624
                              325    Pargesa Holding AG (Switzerland)                        529,928
                                                                                         -----------
                                                                                           1,050,552      4.56%
                                                                                         -----------
Publishing                175,000    Boosey & Hawkes PLC (United Kingdom) (a)                338,129      1.47%
                                                                                         -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       60
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                                                                                              VALUE      % OF
                           SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Securities Brokerage    7,000,000    Hotung Investment Holdings, Ltd. (Singapore)        $   735,000
                          158,000    Ichiyoshi Securities Co., Ltd. (Japan)                  364,994
                          250,000    Singer and Friedlander Group, PLC (United Kingdom)      498,686
                                                                                         -----------
                                                                                           1,598,680      6.94%
                                                                                         -----------
Software                  275,000    GEAC Computer Corp., Ltd. (Canada) (a) (b)              751,846      3.26%
                                                                                         -----------
Telecommunications        355,500    Cable & Wireless PLC (United Kingdom)                   823,148
                          350,974    Telecom Corp. of New Zealand Ltd. (New Zealand)         863,488
                                                                                         -----------
                                                                                           1,686,636      7.32%
                                                                                         -----------
Transportation             25,700    Bergesen DY ASA (Norway)                                495,930
                          800,400    Noble Group Ltd. (Singapore)                            539,442
                          730,000    Tranz Rail Holdings Ltd. (New Zealand) (a)              475,618
                                                                                         -----------
                                                                                           1,510,990      6.56%
                                                                                         -----------
                                     TOTAL COMMON STOCKS
                                     (Cost $18,302,497)                                   17,467,435
                                                                                         -----------

                       NOTIONAL
                       AMOUNT ($)
-------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.44%
Foreign Currency        1,000,000    Euro Dollar, strike 0.96, expires 10/06/03               29,400
Put Options             1,000,000    Great Britain Pounds, strike 1.52, expires 10/06/03      38,700
                        1,000,000    Japanese Yen, strike 135, expires 04/23/03                2,100
                        1,000,000    Japanese Yen, strike 122, expires 09/17/03               31,300
                                                                                         -----------
                                                                                             101,500      0.44%
                                                                                         -----------
                                     TOTAL OTHER INVESTMENTS
                                     (Cost $118,374)                                         101,500
                                                                                         -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       61
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2002

                        PRINCIPAL                                                             VALUE      % OF
                       AMOUNT ($)    ISSUES                                                 (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 24.46%
Repurchase Agreements     641,784    Bear Stearns 1.88%, due 11/01/02 (c)                  $ 641,784      2.79%
                                                                                         -----------
U.S. Treasury Bills     3,000,000    U.S. Treasury Bill 1.62%+, due 11/29/02               2,996,447
                        2,000,000    U.S. Treasury Bill 1.61%+, due 12/19/02               1,996,015
                                                                                         -----------
                                                                                           4,992,462     21.67%
                                                                                         -----------
                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $5,634,246)                                     5,634,246
                                                                                         -----------
                                     TOTAL INVESTMENT PORTFOLIO - 100.73%
                                     (Cost $24,055,117)                                   23,203,181
                                                                                         -----------
                                     LIABILITIES IN EXCESS OF
                                     CASH & OTHER ASSETS - (0.73%)                         (167,468)
                                                                                         -----------
                                     NET ASSETS - 100.00%                                $23,035,713
                                     (Applicable to 2,367,383                            ===========
                                     shares outstanding)

 Notes:
(a)  Non-income producing security.
(b)  Securities in whole or in part on loan.
(c) Repurchase agreement collateralized by: U.S. Treasury Notes, par value $2,420,000, matures 08/15/26, market value $655,893.
ADR: American Depository Receipt.
+    Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       62
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2002

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $24,055,117)          $23,203,181
Receivable for fund shares sold                                         53,107
Dividends and interest receivable                                       13,914
Collateral on loaned securities (Note 1)                                39,789
Other assets                                                             1,535
                                                                   -----------
       Total assets                                                 23,311,526
                                                                   -----------

LIABILITIES:
Payable for fund shares redeemed                                        26,470
Payable for securities purchased                                        80,601
Accounts payable and accrued expenses                                  128,953
Collateral on loaned securities (Note 1)                                39,789
Commitments (Note 6)                                                        --
                                                                   -----------
       Total liabilities                                               275,813
                                                                   -----------
       Net assets                                                  $23,035,713
                                                                   ===========

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    2,367,383 shares outstanding                                   $23,848,999
Accumulated undistributed net investment income                         38,539
Net unrealized depreciation of investments and translation
    of foreign currency denominated assets and liabilities            (851,825)
                                                                   -----------
       Net assets applicable to capital shares outstanding         $23,035,713
                                                                   ===========
Net asset value, offering and redemption price per share                 $9.73
                                                                         =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       63
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED OCTOBER 31, 2002*

INVESTMENT INCOME:
    Interest                                                       $  86,299
    Dividends (net of foreign withholding tax of $19,900)            146,934
    Other income                                                       1,952
                                                                   ---------
       Total investment income                                       235,185
                                                                   ---------

EXPENSES:
    Investment advisory fees (Note 3)                                140,628
    Administration fees (Note 3)                                      62,914
    Organizational fees                                               61,152
    Directors' fees and expenses                                      55,559
    Accounting services                                               35,472
    Auditing and tax consulting fees                                  35,000
    Custodian fees                                                    26,940
    Transfer agent fees                                               25,446
    Registration fees                                                 15,753
    Reports to shareholders                                           13,543
    Legal fees                                                        10,000
    Miscellaneous expenses                                               800
                                                                   ---------
       Total operating expenses                                      483,207
                                                                   ---------
    Expenses waived and reimbursed (Note 3)                         (286,328)
                                                                   ---------
       Net expenses                                                  196,879
                                                                   ---------
       Net investment income                                          38,306
                                                                   ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

    Net realized losses on foreign currency transactions              (1,083)
    Net unrealized depreciation on investments                      (851,935)
    Net unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency            110
                                                                   ---------
       Net realized and unrealized losses on investments            (852,908)
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(814,602)
                                                                   =========

 * The Fund commenced investment operations December 31, 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       64
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE
                                                                 PERIOD ENDED
                                                               OCTOBER 31, 2002*
                                                                 -----------
OPERATIONS:
  Net investment income                                          $    38,306
  Net realized losses on foreign currency transactions                (1,083)
  Net unrealized depreciation on investments                        (851,935)
  Net unrealized appreciation on translation of other
    assets and liabilities denominated in foreign currency               110
                                                                 -----------
  Net decrease in net assets resulting from operations              (814,602)
                                                                 -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                    26,325,840
  Cost of shares redeemed                                         (2,475,525)
                                                                 -----------
  Net increase in net assets resulting from capital
    share transactions                                            23,850,315
                                                                 -----------
  Net increase in net assets                                      23,035,713
  Net assets at beginning of period                                       --
                                                                 -----------
  Net assets at end of period
    (including undistributed net investment income of $38,539)   $23,035,713
                                                                 ===========

 * The Fund commenced investment operations December 31, 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       65
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                    FOR THE
                                                                 PERIOD ENDED
                                                               OCTOBER 31, 2002*
                                                               -----------------
Net Asset Value, Beginning of Period                                $10.00
                                                                    ------
Income from Investment Operations:
    Net investment income                                             0.02
    Net loss on securities (both realized and unrealized)            (0.29)
                                                                    ------
    Total from Investment Operations                                 (0.27)
                                                                    ------
Net Asset Value, End of Period                                      $ 9.73
                                                                    ======
Total Return                                                         (2.70%)(1)

Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)                       $23,036
    Ratio of Expenses to Average Net Assets
       Before expense reimbursement                                   4.30%(2)
       After expense reimbursement                                    1.75%(2)
    Ratio of Net Income (Loss) to Average Net Assets

       Before expense reimbursement                                  (2.20%)(2)
       After expense reimbursement                                    0.34%(2)
    Portfolio Turnover Rate                                              0%(1)

(1) Not Annualized
(2) Annualized
 *  The Fund commenced investment operations on December 31, 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       66
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
================================================================================

                               [Graphic Omitted]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                THIRD AVENUE INTERNATIONAL VALUE FUND AND MORGAN
                   STANLEY ALL COUNTRY WORLD FREE EX-US INDEX.

                                  Total Return

                                 Since Inception
                                   (12/31/01)
                                     (2.70%)

[Data below represents line chart in printed piece.]

                                  Morgan Stanley
                                All Country World
                   TAVIX         Free Ex-US Index*
                   -----        ------------------
12/31/01           10,000             10,000
10/31/02            9,730              8,413


 * Includes reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                       67
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (each a "Fund", and collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue International Value Fund commenced investment operations on December 31, 2001. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities of small companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of initial investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 80% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of initial investment.

Third Avenue International Value Fund seeks to achieve its objective by acquiring equity and debt securities of well-financed companies located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of initial investment.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

--------------------------------------------------------------------------------
                                       68
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 2002, such securities had a total fair value of $159,282,659 or 7.25% of net assets of Third Avenue Value Fund, $13,230,583 or 3.58% of net assets of Third Avenue Small-Cap Value Fund and $9,964,761 or 3.00% of net assets of Third Avenue Real Estate Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

--------------------------------------------------------------------------------
                                       69
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) or foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts and swap contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund has entered into a foreign currency swap to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The swap is used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contract.

--------------------------------------------------------------------------------
                                       70
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

At October 31, 2002, the Third Avenue Value Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Fund to pay 32.6 billion Japanese yen in exchange for 250 million U.S. dollars, due to terminate on April 23, 2003. The Fund will pay 0.1225% on the Japanese yen and Bear Stearns will pay 2.73% on the U.S. dollars.

OPTIONS:

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The diffference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2002, were as follows (amounts in thousands):

                                               THIRD AVENUE VALUE FUND
                                     NUMBER OF CONTRACTS       PREMIUMS RECEIVED
                                     -------------------       -----------------
     Options outstanding at
       October 31, 2001                        --                    $   --
     Options written                       41,000                     1,952
     Options terminated in
       closing purchase transactions           --                        --
     Options exercised                     41,000                     1,952
     Options outstanding at
       October 31, 2002                        --                        --

FOREIGN CURRENCY OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies are designed to provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

--------------------------------------------------------------------------------
                                       71
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
================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

LOANS OF PORTFOLIO SECURITIES:

The Funds loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in other income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 2002, the following Funds had securities lending income included in other income totaling:

       FUND
       ----
       Third Avenue Value Fund                    $116,627
       Third Avenue Small-Cap Value Fund            26,604
       Third Avenue Real Estate Value Fund           4,475
       Third Avenue International Value Fund           164

The value of loaned securities and related collateral outstanding at October 31, 2002, was as follows:

                                                   VALUE OF           VALUE OF
       FUND                                    SECURITIES LOANED     COLLATERAL
       ----                                    -----------------     ----------
       Third Avenue Value Fund                    $40,439,279        $46,002,874
       Third Avenue Small-Cap Value Fund           13,645,633         14,428,878
       Third Avenue Real Estate Value Fund             77,690             82,735
       Third Avenue International Value Fund           35,887             39,789

The collateral for the Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due November 1, 2002, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
                                       72
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
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund were amortized on a straight line basis over five years from commencement of operations. At October 31, 2002, such organizational costs were fully amortized.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 2002, permanent differences were reclassified as shown below:

                                                                INCREASE (DECREASE) TO
                                       INCREASE (DECREASE)      ACCUMULATED UNDISTRIBUTED        INCREASE
                                         TO ACCUMULATED       NET REALIZED GAIN (LOSS) ON     (DECREASE) TO
                                        UNDISTRIBUTED NET       INVESTMENTS AND FOREIGN         ADDITIONAL
                                        INVESTMENT INCOME              CURRENCY              PAID-IN-CAPITAL
                                       -------------------    ---------------------------    ---------------
Third Avenue Value Fund                     9,578,598                 (9,578,598)                   --
Third Avenue Small-Cap Value Fund            (427,187)                   424,268                 2,919
Third Avenue Real Estate Value Fund          (128,809)                   128,809                    --
Third Avenue International Value Fund             233                      1,083                (1,316)

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES' FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their atten-

--------------------------------------------------------------------------------
                                       73
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

dance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trustees on the Audit Committee will each receive $800 for each semiannual meeting.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2002 were as follows:

                                                     PURCHASES          SALES
                                                    -----------        -------
        Third Avenue Value Fund:
             Affiliated                             $ 25,025,984    $ 22,915,198
             Unaffiliated                            824,964,852     444,242,389
        Third Avenue Small-Cap Value Fund:
             Affiliated                               13,575,353              --
             Unaffiliated                            272,004,079      61,866,713
        Third Avenue Real Estate Value Fund:
             Affiliated                               28,051,887              --
             Unaffiliated                            256,099,823      43,584,810
        Third Avenue International Value Fund:
             Unaffiliated                             18,302,497              --

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with Third Avenue Management LLC (the "Adviser") for investment advice and certain management functions. On August 7, 2002, the Shareholders of the Funds approved a new agreement with the Adviser following a change in control of the Adviser as more fully explained in the Trust's proxy statement. The terms of both the old and the newly approved Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, and 1/12 of 1.25% (an annual fee of 1.25%) of the total average net assets of the Third Avenue International Value Fund. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with

--------------------------------------------------------------------------------
                                       74
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

respect to non-officer salaries are included under the caption Administration fees. At October 31, 2002, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund had payables to affiliates of $140,097, $29,134, $27,357 and $56,286, respectively, for reimbursement of expenses paid by such affiliates which is included in accounts payable and accrued expenses on the Statement of Assets and Liabilities. Under current arrangements for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceed 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceed 1.50% of the Fund's average net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements for the Third Avenue International Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses exceed 1.75% of the Fund's average net assets, the Adviser is obligated to reimburse the Third Avenue International Value Fund in an amount equal to the excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 2002. The Adviser recovered fees of $487,642 for Third Avenue Real Estate Value Fund for the year ended October 31, 2002. The Adviser waived fees of $140,628 and reimbursed $145,700 for Third Avenue International Value Fund for the year ended October 31, 2002.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $175,000 plus 50% of the difference between
(i) $186,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $175,000 plus $65 per permit for Blue Sky Services. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $175,000 plus $65 per permit for Blue Sky Services.

The Trust has entered into Shareholder Servicing Agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

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                                       75
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

David M. Barse, the President and a Trustee of the Funds, is the Chief Executive Officer of M.J. Whitman, Inc. and its successor M.J. Whitman LLC, a registered broker-dealer and M.J. Whitman Senior Debt Corp. and its successor Private Debt LLC, a dealer in the trading of bank debt and other private claims. For the year ended October 31, 2002, the Funds incurred total brokerage commissions, which includes commissions earned by related parties as follows:

                                           TOTAL           M.J.            M.J.        SENIOR         PRIVATE
FUND                                     COMMISSIONS   WHITMAN, INC.   WHITMAN LLC   DEBT CORP.      DEBT LLC
----                                     ----------     ----------      --------      --------       --------
Third Avenue Value Fund                  $3,907,729     $2,746,653      $602,062      $277,943       $152,176
Third Avenue Small-Cap Value Fund           603,880        406,009        63,355            --         12,357
Third Avenue Real Estate Value Fund         752,557        615,902       118,517            --             --
Third Avenue International Value Fund        13,362         11,302         2,060            --             --

INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2002 is set forth below:

THIRD AVENUE VALUE FUND

                                             SHARES                                       SHARES                     DIVIDEND INCOME
                                        HELD AT OCT. 31,    SHARES        SHARES     HELD AT OCT. 31,     VALUE AT    NOV. 1, 2001 -
NAME OF ISSUER:                               2001         PURCHASED       SOLD            2002        OCT. 31, 2002  OCT. 31, 2002
---------------                         ----------------   ---------    ----------   ----------------  ------------- ---------------
ACMAT Corp. Class A                          200,678             --             --        200,678      $ 1,863,295             --
Alamo Group, Inc.                            594,300             --             --        594,300        6,983,025       $142,632
American Capital Access Holdings                 119        118,693(1)          --        118,812        6,354,056             --
American Capital Access Holdings,
  Convertible Pfd.                            12,500             --         12,241(2)         259       14,734,756             --
American Capital Access Holdings,
  Senior Convertible Pfd.                     10,000             --          9,897(2)         103        5,888,998             --
Carver Bancorp, Inc.                         218,500             --             --        218,500        2,381,650         10,925
CGA Group, Ltd., Series C                  6,045,667             --             --      6,045,667               --             --
Clare, Inc.                                1,004,500             --      1,004,500(3)          --                +             --
Electro Scientific Industries, Inc.        2,055,400             --             --      2,055,400       38,394,872             --
Electroglas, Inc.                          2,874,700             --             --      2,874,700        3,964,211             --
Forest City Enterprises, Inc. Class A      1,177,676        588,838(1)          --      1,766,514                +        370,968
Frank's Nursery & Crafts, Inc.                    --      1,794,506(2)          --      1,794,506        2,709,704             --
FSI International, Inc.                    3,329,000        350,000             --      3,679,000        8,792,810             --
Innovative Clinical Solutions, Ltd.        5,308,740             --      4,000,000      1,308,740            8,507             --
J & J Snack Foods Corp.                      495,000             --             --        495,000       18,315,000             --
KEMET Corp.                                3,613,200        845,000             --      4,458,200       39,098,414             --
Koger Equity Inc.                          1,352,836             --             --      1,352,836       20,996,015      4,247,905
Quanta Services, Inc.                             --      4,847,600             --      4,847,600       15,415,368             --

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                                       76
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002


THIRD AVENUE VALUE FUND (CONTINUED)

                                            SHARES                                       SHARES                     DIVIDEND INCOME
                                       HELD AT OCT. 31,     SHARES        SHARES    HELD AT OCT. 31,   VALUE AT      NOV. 1, 2001 -
NAME OF ISSUER:                              2001          PURCHASED       SOLD           2002       OCT. 31, 2002   OCT. 31, 2002
---------------                        ----------------    ---------     --------   ---------------- -------------  ----------------
Stewart Information Services Corp.         1,951,400              --      921,785      1,029,615      $ 21,364,511     $       --
Tejon Ranch Co.                            3,420,106              --           --      3,420,106        91,658,841             --
Trammell Crow Co.                          2,150,000              --           --      2,150,000        18,761,545             --
Woronoco Bancorp, Inc.                       390,800              --           --        390,800         8,480,360        134,826
                                                                                                      ------------     ----------
      Total Affiliates                                                                                $326,165,938     $4,907,256
                                                                                                      ============     ==========

THIRD AVENUE SMALL-CAP VALUE FUND

                                            SHARES                                       SHARES                     DIVIDEND INCOME
                                       HELD AT OCT. 31,     SHARES        SHARES    HELD AT OCT. 31,   VALUE AT      NOV. 1, 2001 -
NAME OF ISSUER:                              2001          PURCHASED       SOLD           2002       OCT. 31, 2002   OCT. 31, 2002
---------------                        ----------------    ---------     --------   ---------------- -------------  ----------------
Advanced Power Technology, Inc.              310,200         367,800           --        678,000      $  1,572,960             --
Clare, Inc.                                  384,800              --      384,800(3)          --                 +             --
CyberOptics Corp.                            301,100         386,900           --        688,000         2,270,400             --
Wellsford Real Properties, Inc.               13,200         329,800           --        343,000         5,916,750             --
                                                                                                      ------------     ----------
      Total Affiliates                                                                                $  9,760,110             --
                                                                                                      ============     ==========

THIRD AVENUE REAL ESTATE VALUE FUND

                                            SHARES                                       SHARES                     DIVIDEND INCOME
                                       HELD AT OCT. 31,     SHARES        SHARES    HELD AT OCT. 31,   VALUE AT      NOV. 1, 2001 -
NAME OF ISSUER:                              2001          PURCHASED       SOLD           2002       OCT. 31, 2002   OCT. 31, 2002
---------------                        ----------------    ---------     --------   ---------------- -------------  ----------------
American Land Lease, Inc.                    127,298         284,000           --        411,298      $  5,741,720     $  220,898
Consolidated-Tomoka Land Co.                 157,600         352,400           --        510,000         9,307,500         59,425
One Liberty Properties, Inc.                      --         350,400           --        350,400         5,199,936        180,345
Wellsford Real Properties, Inc.              232,350         595,200           --        827,550        14,275,238             --
                                                                                                      ------------     ----------
      Total Affiliates                                                                                $ 34,524,394     $  460,668
                                                                                                      ============     ==========

+  As of October 31, 2002, no longer an affiliate.
1  Increase due to stock split.
2  Increase/Decrease due to restructuring.
3  Decrease due to merger.

--------------------------------------------------------------------------------
                                       77
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                 THIRD AVENUE                       THIRD AVENUE
                                                  VALUE FUND                    SMALL-CAP VALUE FUND
                                      ----------------------------------  ----------------------------------
                                           FOR THE           FOR THE           FOR THE           FOR THE
                                         YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                      OCTOBER 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2002  OCTOBER 31, 2001
                                      ----------------  ----------------  ----------------  ----------------
Increase in Fund shares:
Shares outstanding at beginning
  of period                               69,810,990        48,237,053        19,237,069        10,278,682
  Shares sold                             18,504,636        28,817,970        16,822,784        12,726,556
  Shares reinvested from dividends
    and distributions                      1,507,120         3,859,438           383,143           673,702
  Shares redeemed                        (16,313,675)      (11,103,471)       (7,857,037)       (4,441,871)
                                         -----------       -----------       -----------       -----------
Net increase in Fund shares                3,698,081        21,573,937         9,348,890         8,958,387
                                         -----------       -----------       -----------       -----------
Shares outstanding at end of period       73,509,071        69,810,990        28,585,959        19,237,069
                                         ===========       ===========       ===========       ===========

                                                 THIRD AVENUE                         THIRD AVENUE
                                            REAL ESTATE VALUE FUND              INTERNATIONAL VALUE FUND
                                      ----------------------------------        ------------------------
                                           FOR THE           FOR THE                    FOR THE
                                         YEAR ENDED        YEAR ENDED                PERIOD ENDED
                                      OCTOBER 31, 2002  OCTOBER 31, 2001            OCTOBER 31, 2002*
                                      ----------------  ----------------            -----------------
Increase in Fund shares:
Shares outstanding at beginning
  of period                                6,466,392         1,756,328                         --
  Shares sold                             19,446,108         5,558,727                  2,617,615
  Shares reinvested from dividends
    and distributions                        191,607            77,160                         --
  Shares redeemed                         (4,991,840)         (925,823)                  (250,232)
                                         -----------       -----------                  ---------
Net increase in Fund shares               14,645,875         4,710,064                  2,367,383
                                         -----------       -----------                  ---------

Shares outstanding at end of period       21,112,267         6,466,392                  2,367,383
                                         ===========       ===========                  =========

* The Fund commenced investment operations December 31, 2001.

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                                       78
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

6. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,615,000 has been funded as of October 31, 2002. This commitment is payable upon demand by Insurance Partners II Equity Fund, LP.

Third Avenue Value Fund has committed a $1,755,000 capital investment to RS Holdings of which $220,318 has been funded as of October 31, 2002. This commitment is payable upon demand by RS Holdings.

Pursuant to the swap contract between the Third Avenue Value Fund and Bear Stearns, whenever fluctuations in the value of the contract result in a loss to the Fund of $5,000,000, the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss. Accordingly, securities valued at $25,692,475 have been segregated to meet these contingencies.

Third Avenue Real Estate Value Fund has committed $2,500,000 on a revolving credit facility to Frank's Nursery & Crafts. This commitment is payable upon demand by Frank's Nursery & Crafts. Accordingly, securities valued at $2,997,654 have been segregated to meet this contingency.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue Real Estate Value Fund and the Third Avenue International Value Fund since their inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Fund's inception through October 31, 2002 subject to repayment amount to $0 for the Third Avenue Real Estate Value Fund and $286,328 for the Third Avenue International Value Fund.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

--------------------------------------------------------------------------------
                                       79
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

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risks which exceed the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:

Third Avenue Value Fund and Third Avenue Real Estate Value Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund invest in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

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                               [Graphic Omitted]

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, or the application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 12, 2002

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                                       81
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                   RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
                                   (UNAUDITED)


The Third Avenue Trust shareholders voted on and approved the following proposals at a Special Meeting of Shareholders held on August 7, 2002. The description of each proposal and number of shares voted are as follows:

1. To elect ten (10) Trustees to serve until the next meeting of shareholders, if any, and until the election and qualification of the successors.

                                             FOR                WITHHELD
                                         -----------           ----------
          Martin J. Whitman              106,963,705            2,100,711
          David M. Barse                 107,024,322            2,040,094
          Jack W. Aber                   107,174,158            1,890,258
          William E. Chapman II          107,359,682            1,704,734
          Lucinda Franks                 107,338,867            1,725,549
          Edward J. Kaier                107,173,102            1,891,314
          Marvin Moser                   107,292,485            1,771,931
          Eric Rakowski                  107,179,093            1,885,323
          Martin Shubik                  107,296,452            1,767,964
          Charles C. Walden              107,402,136            1,662,280

2. To Approve a new Investment Advisory Agreement between Third Avenue Trust on behalf of Third Avenue Value Fund, and its current adviser, Third Avenue Management LLC, in connection with a proposed change of control of Third Avenue Management LLC to take effect upon the Closing Date, August 8th 2002.

               FOR                   AGAINST               ABSTAIN
            ----------              ---------              -------
            62,913,398              1,205,333              792,187

   To Approve a new Investment Advisory Agreement between Third Avenue Trust on behalf of Third Avenue Small-Cap Value Fund, and its current adviser, Third Avenue Management LLC, in connection with a proposed change of control of Third Avenue Management LLC to take effect upon the Closing Date, August 8th 2002.

               FOR                   AGAINST               ABSTAIN
            ----------              ---------              -------
            25,192,353                296,297              223,099

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
             RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)
                                   (UNAUDITED)


     To Approve a new Investment Advisory Agreement between Third Avenue Trust on behalf of Third Avenue Real Estate Value Fund, and its current adviser, Third Avenue Management LLC, in connection with a proposed change of control of Third Avenue Management LLC to take effect upon the Closing Date, August 8th 2002.

               FOR                   AGAINST               ABSTAIN
            ----------              ---------              -------
            16,759,688                240,363              382,079

     To Approve a new Investment Advisory Agreement between Third Avenue Trust on behalf of Third Avenue International Value Fund, and its current adviser, Third Avenue Management LLC, in connection with a proposed change of control of Third Avenue Management LLC to take effect upon the Closing Date, August 8th 2002.

               FOR                   AGAINST               ABSTAIN
            ----------              ---------              -------
             1,049,200                  5,916                4,503

--------------------------------------------------------------------------------
                                       83
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

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                               [Graphic Omitted]

                             MANAGEMENT OF THE TRUST

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge upon request, by calling (800) 443-1021.

INTERESTED TRUSTEES
-------------------

                                                                                               NO. OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE    POSITION(S)                                     FUND COMPLEX
                             AND LENGTH OF     HELD WITH     PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*      REGISTRANT    DURING PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
--------------------------   --------------    -----------   -------------------------------   -------------   ---------------------
MARTIN J. WHITMAN** (78)     Trustee since     Chairman,     Chairman and Chief Executive      5               Chairman (8/90 to
767 Third Avenue             11/90             CEO and       Officer (CEO) (3/90 to                            8/99) and Director
New York, NY                                   Trustee       Present), President (1/91 to                      (8/90 to Present) of
10017-2023                                                   5/98) of Third Avenue Trust;                      Danielson Holding
                                                             Chairman and CEO (7/99 to                         Corporation, and
                                                             Present) of Third Avenue                          certain
                                                             Variable Series Trust; Chairman                   subsidiaries;
                                                             and CIO (3/90 to Present),                        Director (3/91 to
                                                             President (1/91 to 2/98), of                      Present) of Nabors
                                                             EQSF Advisers, Inc. and its                       Industries, Inc.,
                                                             successor, Third Avenue                           (international oil
                                                             Management LLC; CEO (7/96 to                      drilling services);
                                                             6/02) of Danielson Holding                        Director (5/00 to
                                                             Corporation; Chairman (1/95 to                    12/01) of Stewart
                                                             8/02) and CIO (10/92 to 8/02)                     Information Services
                                                             of M.J. Whitman Advisers, Inc.;                   Corp. (title
                                                             Distinguished Management Fellow                   insurance and real
                                                             (1972 to 6/00) and Member of                      estate); Director
                                                             the Advisory Board (10/94 to                      (8/97 to 5/01) of
                                                             6/95) of the Yale School of                       Tejon Ranch Co.
                                                             Management at Yale University;                    (land development
                                                             Adjunct Professor (1/01 to                        and agribusiness).
                                                             12/01) of the Columbia
                                                             University Graduate School of
                                                             Business; CEO, President and
                                                             Director (10/74 to Present) of
                                                             Martin J. Whitman & Co., Inc.
                                                             (formerly M.J. Whitman & Co.
                                                             Inc.) (private investment
                                                             company); Chartered Financial
                                                             Analyst.

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                               [Graphic Omitted]

INTERESTED TRUSTEES
-------------------

                                                                                               NO. OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE    POSITION(S)                                     FUND COMPLEX
                             AND LENGTH OF     HELD WITH     PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*      REGISTRANT    DURING PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
--------------------------   --------------    -----------   -------------------------------   -------------   ---------------------
DAVID M. BARSE** (40)        Trustee since     President,    President and Chief Operating     5               Director (7/97 to
767 Third Avenue             9/01              COO, and      Officer (COO) (5/98 to                            Present) of CGA
New York, NY                                   Trustee       Present), Trustee (9/01 to                        Group, Ltd.
10017-2023                                                   Present) and Executive Vice                       (insurance);
                                                             President (4/95 to 5/98) of                       Director (7/96 to
                                                             Third Avenue Trust; President                     Present) of
                                                             and COO (7/99 to Present), and                    Danielson Holding
                                                             Trustee (9/01 to Present) of                      Corporation,
                                                             Third Avenue Variable Series                      Director (2/01 to
                                                             Trust; President and COO (2/98                    Present) of American
                                                             to Present), and Executive Vice                   Capital Access
                                                             President (4/95 to 2/98) of                       Holdings, Inc.
                                                             EQSF Advisers, Inc. and its                       (insurance company).
                                                             successor, Third Avenue
                                                             Management LLC; President and
                                                             COO (7/96 to 6/02) of Danielson
                                                             Holding Corporation; CEO (7/99
                                                             to Present), President (6/95 to
                                                             Present), Director and COO
                                                             (1/95 to Present) of M.J.
                                                             Whitman, Inc. and its
                                                             successor, M.J. Whitman LLC
                                                             (registered broker-dealer); CEO
                                                             (7/99 to 8/02), President (6/95
                                                             to 8/02), Director and COO
                                                             (1/95 to 8/02) of M.J. Whitman
                                                             Advisers, Inc. (registered
                                                             investment adviser).

INDEPENDENT TRUSTEES
--------------------

JACK W. ABER (65)            Trustee           Trustee       Professor of Finance (1972 to     5               Trustee, The
51 Columbia Street           since 8/02                      Present) of Boston University                     Managers Funds
Brookline, MA 02446                                          School of Management.                             (10 portfolios);
                                                                                                               Trustee of Managers
                                                                                                               AMG Funds
                                                                                                               (7 portfolios),
                                                                                                               Managers Trust I
                                                                                                               (2 portfolios) and
                                                                                                               Managers Trust II
                                                                                                               (1 portfolio);
                                                                                                               Trustee of Appleton
                                                                                                               Growth Fund.

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                               [Graphic Omitted]


INDEPENDENT TRUSTEES
--------------------

                                                                                               NO. OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE    POSITION(S)                                     FUND COMPLEX
                             AND LENGTH OF     HELD WITH     PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*      REGISTRANT    DURING PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
--------------------------   --------------    -----------   -------------------------------   -------------   ---------------------
WILLIAM E. CHAPMAN II (60)   Trustee           Trustee       Trustee; President and Owner,     5               Trustee, The
380 Gulf of Mexico Drive,    since 8/02                      (1998 to Present) of Longboat                     Managers Funds (10
#531                                                         Retirement Planning Solutions                     portfolios); Trustee
Longboat Key, FL 34228                                       (consulting firm); part-time                      of Managers AMG
                                                             employee delivering retirement                    Funds (7
                                                             and investment education                          portfolios),
                                                             seminars (1/00 to Present) for                    Managers Trust I (2
                                                             Hewitt Associates, LLC                            portfolios) and
                                                             (consulting firm); various                        Managers Trust II (1
                                                             roles, the last of which was                      portfolio).
                                                             President of the Retirement
                                                             Plans Group (1990 to 1998) with
                                                             Kemper Funds (mutual funds
                                                             group); investment sales,
                                                             marketing and general
                                                             management roles (1966 to 1990)
                                                             with CIGNA (insurance group).

LUCINDA FRANKS (56)          Trustee           Trustee       Journalist (1969 to Present);     5               N/A
64 East 86th Street          since 2/98                      Special Correspondent, Talk
New York, NY                                                 Magazine (1999-2000); Trustee
10028                                                        of Third Avenue Variable Series
                                                             Trust (7/99 to Present);
                                                             Trustee of Third Avenue Trust
                                                             (2/98 to Present).

EDWARD J. KAIER (57)         Trustee           Trustee       Partner (1977 to Present) at      5               Trustee, The
111 N. Lowry's Lane          since 8/02                      Hepburn Willcox Hamilton &                        Managers Funds
Rosemont, PA 19010                                           Putnam (law firm).                                (10 portfolios),
                                                                                                               Trustee of Managers
                                                                                                               AMG Funds
                                                                                                               (7 portfolios),
                                                                                                               Managers Trust I
                                                                                                               (2 portfolios) and
                                                                                                               Managers Trust II
                                                                                                               (1 portfolio).

MARVIN MOSER,                Trustee since     Trustee       Trustee (1992 to Present) of      5               Director (1997 to
M.D. (78)                    11/94                           the Trudeau Institute (medical                    Present) of
13 Murray Hill Road                                          research institute); Clinical                     Nutrition 21 Co.
Scarsdale, NY                                                Professor of Medicine (1984 to                    (marketing);
10583                                                        Present) at Yale University                       Director (9/00-2/02)
                                                             School of Medicine; Senior                        of Innovative
                                                             Medical Consultant (1974 to                       Clinical Solutions
                                                             Present) for the National High                    Ltd. (pharmaceutical
                                                             Blood Pressure Education                          site management).
                                                             Program of the National Heart,
                                                             Lung and Blood Institute;
                                                             Trustee of Third Avenue
                                                             Variable Series Trust (7/99 to
                                                             Present); Trustee or Director
                                                             of Third Avenue Trust or its
                                                             predecessor (11/94 to Present).

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                               [Graphic Omitted]

INDEPENDENT TRUSTEES
--------------------

                                                                                               NO. OF
                                                                                               PORTFOLIOS IN
                             TERM OF OFFICE    POSITION(S)                                     FUND COMPLEX
                             AND LENGTH OF     HELD WITH     PRINCIPAL OCCUPATION(S)           OVERSEEN        OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*      REGISTRANT    DURING PAST 5 YEARS               BY TRUSTEE      HELD BY TRUSTEE
--------------------------   --------------    -----------   -------------------------------   -------------   ---------------------

ERIC RAKOWSKI (44)           Trustee since     Trustee       Professor (1990 to Present) at    5               Trustee, The
571 Woodmont Avenue          8/02                            University of California at                       Managers Funds
Berkeley, CA 94708                                           Berkeley School of Law;                           (10 portfolios),
                                                             Visiting Professor (1998-1999)                    Trustee of Managers
                                                             at Harvard Law School.                            AMG Funds
                                                                                                               (7 portfolios),
                                                                                                               Managers Trust I
                                                                                                               (2 portfolios) and
                                                                                                               Managers Trust II
                                                                                                               (1 portfolio).

MARTIN SHUBIK (76)           Trustee since     Trustee       Seymour H. Knox Professor (1975   5               N/A
Yale University              11/90                           to Present) of Mathematical and
Dept. of Economics                                           Institutional Economics, Yale
Box 2125, Yale Station                                       University; Trustee of Third
New Haven, CT                                                Avenue Variable Series Trust
06520                                                        (7/99 to Present); Trustee or
                                                             Director of Third Avenue Trust
                                                             or its predecessor (11/90 to
                                                             Present).


CHARLES C. WALDEN (58)       Trustee since     Trustee       Executive Vice-President of       5               N/A
11 Williamsburg Circle,      5/96                            Investments and Chief
Madison, CT                                                  Investment Officer (1973 to
06443                                                        Present) Knights of Columbus
                                                             (fraternal benefit society
                                                             selling life insurance and
                                                             annuities); Chartered Financial
                                                             Analyst; Trustee of Third
                                                             Avenue Variable Series Trust
                                                             (7/99 to Present); Trustee or
                                                             Director of Third Avenue Trust
                                                             or its predecessor (5/96 to
                                                             Present).

----------
*  Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

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                               [Graphic Omitted]

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------

                           POSITIONS HELD    PRINCIPAL OCCUPATION(S)
NAME, AGE & ADDRESS        WITH REGISTRANT   DURING PAST 5 YEARS
------------------------   ---------------   ----------------------
MICHAEL T. CARNEY (48)     Treasurer         Treasurer and Chief Financial
767 Third Avenue           and CFO           Officer (CFO) of Third Avenue Trust
New York, NY 10017-2023                      (3/90 to Present); Treasurer and
                                             CFO (6/99 to Present) of Third
                                             Avenue Variable Series Trust;
                                             Executive Vice President, Chief
                                             Financial Officer (6/95 to Present)
                                             of M.J. Whitman, Inc. and its
                                             successor, M.J. Whitman LLC;
                                             Treasurer, Director (1/95 to 8/02),
                                             Executive Vice President (6/95 to
                                             8/02) and CFO (10/92 to 8/02) of
                                             M.J. Whitman Advisers, Inc.; CFO
                                             (8/90 to 6/02) of Danielson Holding
                                             Corporation; Director (8/96 to
                                             6/02) of National American
                                             Insurance Company of California;
                                             CFO and Treasurer (5/89 to Present)
                                             of EQSF Advisers, Inc. and its
                                             successor, Third Avenue Management
                                             LLC and Third Avenue Holdings LLC.

W. JAMES HALL (38)         General Counsel   General Counsel and Secretary
767 Third Avenue           and Secretary     (6/00 to Present) of Third Avenue
New York, NY 10017-2023                      Trust; General Counsel and
                                             Secretary (9/00 to Present) of
                                             Third Avenue Variable Series Trust;
                                             General Counsel and Secretary
                                             (9/00 to Present) of EQSF Advisers,
                                             Inc., and its successor, Third
                                             Avenue Investment Management LLC;
                                             General Counsel and Secretary
                                             (12/00 to Present) of Danielson
                                             Holding Corporation; General
                                             Counsel and Secretary (5/00 to
                                             Present) of M.J. Whitman, Inc. and
                                             its successor, M.J. Whitman LLC;
                                             General Counsel and Secretary (5/00
                                             to 8/02) of M.J. WhitmanAdvisers,
                                             Inc.; Associate (2/00 to 6/00) at
                                             Paul, Weiss, Rifkind, Wharton &
                                             Garrison LLP; Associate (11/96 to
                                             1/00) at Morgan, Lewis & Bockius
                                             LLP (law firms).

JULIE A. SMITH (31)        Controller        Controller (9/01 to Present),
767 Third Avenue                             Assistant Controller (2/97 to 9/01)
New York, NY 10017-2023                      of Third Avenue Trust; Controller
                                             (9/01 to Present), Assistant
                                             Controller (6/99 to 9/01) of the
                                             Third Avenue Variable Series Trust;
                                             Controller (9/01 to Present),
                                             Assistant Controller (2/97 to 9/01)
                                             of EQSF Advisers, Inc., and its
                                             successor, Third Avenue Management
                                             LLC, and Third Avenue Holdings LLC;
                                             Assistant Controller (3/99 to 6/02)
                                             of Danielson Holding Corporation;
                                             Controller (9/02 to Present),
                                             Assistant Controller (2/97 to 9/02)
                                             of Martin J. Whitman & Co., Inc.

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                               [Graphic Omitted]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)


The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2002. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND

Of the $0.804 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2002, $0.615 was derived from net investment income and $0.189 from long-term capital gains. 35.04% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $0.290 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2002, $0.117 was derived from net investment income, $0.079 from short-term capital gains, which are taxed as ordinary income, and $0.094 from long-term capital gains. 59.61% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $0.385 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2002, $0.188 was derived from net investment income, $0.155 from short-term capital gains, which are taxed as ordinary income, and $0.042 from long-term capital gains. 46.01% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

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






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


                                BOARD OF TRUSTEES
                                  Jack W. Aber
                                 David M. Barse
                              William E. Chapman II
                                 Lucinda Franks
                                 Edward J. Kaier
                                  Marvin Moser
                                  Eric Rakowski
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                Michael T. Carney
                       Chief Financial Officer, Treasurer
                                  W. James Hall
                           General Counsel, Secretary
                           Julie A. Smith, Controller

                                 TRANSFER AGENT
                                    PFPC Inc.
                                  P.O. Box 9802
                            Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                               [Graphic Omitted]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                               PHONE (212)888-5222
                             TOLL FREE (800)443-1021
                                FAX (212)888-6757
                                WWW.THIRDAVE.COM